EXHIBIT 10.4

         NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON,
            YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION
        FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC
      RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

                      DEED OF TRUST AND SECURITY AGREEMENT
                           (WITH ASSIGNMENT OF RENTS)


THE STATE OF TEXAS      ss.
                        ss.
COUNTY OF HARRIS        ss.

                                  INTRODUCTION

      This instrument ("DEED OF TRUST") is a deed of trust from:

      Mortgagor Name(s):         ___________________________________
      Address(es):               ___________________________________

(called the "MORTGAGOR", "DEBTOR" and "ASSIGNOR", whether one or more) to:

      Trustee Name:              Timothy H. Edwards
      Address:                   106 Colony Park Drive
                                 Suite 900
                                 Cumming, Georgia  30040

as trustee (called the "TRUSTEE"), for the use and benefit of:

      Mortgagee Name:            GCA Strategic Investment Fund Limited
      Address:                   c/o Prime Management Limited
                                 Mechanics Building
                                 12 Church Street
                                 Hamilton HM II, Bermuda

(called the "MORTGAGEE", "SECURED PARTY" and "ASSIGNEE"), a security agreement between Debtor and Secured Party and an assignment of rents from Assignor to Assignee.

                              W I T N E S S E T H:




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                                    ARTICLE 1
    IDENTIFICATION OF THE MORTGAGED PROPERTYAND ITS CONVEYANCE TO THE TRUSTEE

Section 1.1 MORTGAGOR'S CONVEYANCE OF THE MORTGAGED PROPERTY TO THE TRUSTEE TO SECURE THE DEBT. To secure payment of principal, lawful interest and other elements of the Debt described and defined in ARTICLE 2, in consideration of the uses and trusts (the "TRUST") established and continued by this Deed of Trust and in consideration of Ten Dollars ($10) and other valuable consideration paid before delivery of this Deed of Trust by each of Trustee and Mortgagee to Mortgagor, who hereby acknowledges its receipt and that it is reasonably equivalent value for this Deed of Trust and all other security and rights given by Mortgagor, Mortgagor hereby Grants, Sells, Conveys, Transfers, Assigns, Sets Over, Confirms and Delivers unto the Trustee and to his successors or substitutes in the Trust, the following property (collectively, the "MORTGAGED PROPERTY"):

      (a) REAL PROPERTY. All of the real estate and premises described or referred to on EXHIBIT A, together with (i) all of Mortgagor's estate, right, title and interest in and to all easements and rights-of-way for utilities, ingress or egress to or from said property and (ii) all interests of Mortgagor in and to all streets, rights-of-way, alleys or strips of land adjoining said property (collectively, the "REAL PROPERTY").

      (b) BUILDINGS AND IMPROVEMENTS. All existing and all future buildings on the Real Property and other improvements to it, all of which Mortgagor and Mortgagee hereby irrevocably declare to be real estate and part of the Real Property, including all water, sewage and drainage facilities, wells, treatment plants, supply, collection and distribution systems, paving, landscaping and other improvements (collectively, the "Improvements").

      (c) FIXTURES, EQUIPMENT AND SUPPLIES. All fixtures, equipment and supplies (the "FIXTURES AND EQUIPMENT") now or hereafter attached to, used, intended or acquired for use for, or in connection with, the construction, maintenance, operation or repair of the Real Property or Improvements, or for the present or future replacement or replenishment of used portions of it, and all related parts, filters and supplies, including, but not limited to, all heating, lighting, cooling, ventilating, air conditioning, environment control, refrigeration, plumbing, incinerating, water-heating, cooking, pollution control, gas, electric, solar, nuclear, computing, monitoring, measuring, controlling, distributing and other equipment and fixtures, and all renewals and replacements of them, all substitutions for them and all additions and accessions to them, all of which Mortgagor and Mortgagee hereby also irrevocably declare to be real estate and part of the Real Property.

      (d)   LEASES. All Leases (as such term is defined in SECTION 9.1 below).

      (e) UTILITIES. All wastewater, fresh water and other utilities capacity and facilities (the "UTILITIES CAPACITY") available or allocable to the Real Property and Improvements or dedicated to or reserved for them pursuant to any system, program, contract or other arrangement with any public or private utility, and all related or incidental licenses, rights and interests, whether

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considered to be real, personal or mixed property, including the right and authority to transfer or relinquish any or all such rights and the right to any credit, refund, reimbursement or rebate for utilities facilities construction or installation or for any reservation fee, standby fee or capital recovery charge promised, provided or paid for by Mortgagor or any of Mortgagor's predecessors or Affiliates (defined below), to the full extent now allocated or allocable to the Real Property or Improvements, plus all additional Utilities Capacity, if any, not dedicated or reserved to the Real Property or Improvements but which is now or hereafter owned or controlled by Mortgagor or by anyone (an "AFFILIATE", whether a natural person or an entity) who directly or through one or more intermediaries controls, is controlled by or is under common control with Mortgagor, to the full extent that such additional Utilities Capacity is necessary to allow development, marketing and use of the Real Property or Improvements for their highest and best use.

      (f) AFTER-ACQUIRED PROPERTY. All estate, right, title and interest acquired by Mortgagor in or to the Real Property, Improvements, Fixtures and Equipment, Leases and Utilities Capacity after execution of this Deed of Trust.

      (g) APPURTENANCES. Any and all rights and appurtenances (the "APPURTENANCES") belonging, incident or appertaining to the Real Property, Improvements, Fixtures and Equipment, Leases or Utilities Capacity or any part of them.

      (h) OIL AND GAS. All existing and future minerals, oil, gas and other hydrocarbon substances in, upon, under or through the Real Property.

      (i) REVERSIONS AND REMAINDERS. Any and all rights and estates in reversion or remainder to the Real Property, Improvements, Fixtures and Equipment, Leases, Utilities Capacity or Appurtenances or any part of them.

      (j) CONTRACTUAL RIGHTS. All contracts (including contracts for the sale or exchange of all or any portion of the Real Property or the Improvements), franchises, licenses and permits whether executed, granted or issued by a private person or entity or a governmental or quasi-governmental agency, which are directly or indirectly related to or connected with the development or sale of the Real Property or the Improvements, whether now or at any time hereafter existing, and all amendments and supplements thereto and renewals and extensions thereof at any time made, and all rebates, refunds, escrow accounts and funds, or deposits and all other sums due or to become due under and pursuant thereto and all powers, privileges, options and Mortgagor's other benefits thereunder.

      (k) OTHER ESTATES AND INTERESTS. All other estates, easements, interests, licenses, rights, titles, powers or privileges of every kind and character which Mortgagor now has, or at any time hereafter acquires, in and to any of the foregoing, including the proceeds from condemnation, or threatened condemnation, and the proceeds of any and all insurance covering any part of the foregoing; and all related parts, accessions and accessories to any of the foregoing and all replacements or substitutions therefor, as well as all other Improvements, Fixtures and Equipment, Leases, Utilities Capacity and Appurtenances now or hereafter placed thereon or accruing thereto.

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Section 1.2     HABENDUM AND TITLE WARRANTY. TO HAVE AND TO HOLD the Mortgaged
Property, together with every right, privilege, hereditament and appurtenance belonging or appertaining to it, unto the Trustee, his successors or substitutes in the Trust and his or their assigns, forever. Mortgagor represents that Mortgagor is the lawful owner of the Mortgaged Property with good right and authority to mortgage and convey it, and that the Mortgaged Property is free and clear of all liens, claims and encumbrances except only those expressly referred to or described in EXHIBIT B. Mortgagor hereby binds Mortgagor and Mortgagor's successors and assigns to forever WARRANT and DEFEND the Mortgaged Property and every part of it unto the Trustee, his successors or substitutes in the Trust, and his or their assigns, against the claims and demands of every person whomsoever lawfully claiming or to claim it or any part of it (such warranty to supersede any provision contained in this Deed of Trust limiting the liability of Mortgagor).

                                   ARTICLE 2
                                THE DEBT SECURED

Section 2.1 CONVEYANCE IN TRUST TO SECURE DESIGNATED OBLIGATIONS. This conveyance to the Trustee is IN TRUST to secure all of the following present and future debt and obligations:

      (a) NOTE. All indebtedness now or hereafter evidenced and to be evidenced by the Convertible Note of MEMS USA, Inc. ("Borrower"), a Nevada corporation, dated concurrently herewith in the face amount of $3,530,000, bearing interest at the rate or rates therein stated, principal and interest payable to the order of Mortgagee on the dates therein stated, with final payment due on October __, 2009, executed by Borrower; and any and all past, concurrent or future modifications, extensions, renewals, rearrangements, replacements and increases of the foregoing note (collectively, the "NOTE").

      (b) SECURITIES PURCHASE AGREEMENT. All obligations and indebtedness of Borrower now or hereafter created or incurred under the Securities Purchase Agreement dated concurrently herewith between Borrower and Mortgagee, as the same may be amended, supplemented, restated or replaced from time to time (collectively, the "SECURITIES PURCHASE AGREEMENT").

      (c) OTHER SPECIFIED OBLIGATIONS. All other obligations, if any, described or referred to in any other place in this Deed of Trust.

      (d) GUARANTY. All obligations and liabilities of any guarantor arising out of or connected to a guaranty issued in connection with any obligations and liabilities of Borrower to Mortgagee, now existing or hereafter incurred, under, arising out of or in connection with any Credit Document, including without limitation, that certain Guaranty dated concurrently herewith executed by Mortgagor for the benefit of Mortgagee, in connection with the Note and the Securities Purchase Agreement.

      (e) ADVANCES AND OTHER OBLIGATIONS PURSUANT TO THIS DEED OF TRUST'S PROVISIONS. Any and all sums and the interest which accrues on them as provided in this Deed of Trust which Mortgagee may advance or which Mortgagor may owe Mortgagee pursuant to this Deed of Trust on account of Mortgagor's failure to keep observe or perform any of Mortgagor's covenants under this Deed of Trust.

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      (f)   OBLIGATIONS UNDER CREDIT DOCUMENTS. All present and future debts and obligations under or pursuant to (1) any papers ("CREDIT DOCUMENTS") now or in the future governing, evidencing, guaranteeing or securing or otherwise relating to payment of all or any part of the debt evidenced by the Note or (2) all supplements, amendments, restatements, renewals, extensions, rearrangements, increases, expansions or replacements of them.

      (g) RELATED INDEBTEDNESS. All other loans or advances not otherwise specifically described in this Section now or hereafter made for the purpose of paying costs of developing, constructing, improving or operating all or any part of the Mortgaged Property.

      (h) ALL OTHER DEBT. All of any Obligor's other present and future debt or other obligations now or hereafter held or owned by Mortgagee, whether direct or indirect, primary or secondary, fixed or contingent, several, joint or joint and several, and regardless of how incurred, evidenced, guaranteed or otherwise secured, including any present or future debt under any credit or loan agreement, any letter of credit application, any reimbursement, repurchase, reverse repurchase, swap or other agreement which absolutely or contingently creates any financial obligation, any guaranty or any other papers previously, concurrently or later executed by any Obligor, or accepted by any Obligor as binding upon such Obligor. Mortgagor and Mortgagee presently contemplate that Mortgagee may at Mortgagee's election lend sums or extend other financial accommodations to Borrower or for Borrower's account or benefit in the future and may acquire and become the owner and holder of other debt or obligations of Mortgagor from time to time, but that Mortgagee has no obligation to do so. Mortgagor agrees that if Borrower should thus become indebted to Mortgagee in any such additional sums (except in cases where Mortgagor and Mortgagee have expressly agreed in writing to a different rate, a different maturity or both) all such other or future debt shall be due and payable on demand, the principal of such debt shall bear interest at the Past Due Rate (as defined in ARTICLE 7 below) from the date of its accrual, however it accrues, until paid, and all such other debt, both principal and interest, shall be secured by this Deed of Trust as well as by any and all other security which Mortgagee may now or hereafter hold for it.

Section 2.2 DEBT DEFINED. The term "DEBT" means and includes the Note and all other debt and obligations described or referred to in SECTION 2.1. The Debt includes interest and other obligations accruing or arising after (a) commencement of any case under any bankruptcy or similar laws by or against Mortgagor or any other person or entity now or hereafter primarily or secondarily obligated to pay all or any part of the Debt (Mortgagor and each such other person or entity being herein called an "OBLIGOR") or (b) the obligations of any Obligor shall cease to exist by operation of law or for any other reason. The Debt also includes all reasonable attorneys' fees and any other expenses incurred by Mortgagee in enforcing any of the Credit Documents. All liens, assignments and security interests created, represented or continued by this Deed of Trust, both present and future, shall be first, prior and superior to any lien, assignment, security interest, charge, reservation of title or other interest heretofore, concurrently or subsequently suffered or granted by Mortgagor or Mortgagor's successors or assigns, except only statutory super priority liens for nondelinquent taxes and those other liens (if any) expressly identified and stated in this Deed of Trust to be senior.

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                                   ARTICLE 3
                               SECURITY AGREEMENT

Section 3.1 GRANT OF SECURITY INTEREST. Without limiting any of the provisions of this Deed of Trust, Mortgagor, as Debtor, and referred to in this Article as "DEBTOR" (whether one or more) hereby grants to Mortgagee, as Secured Party, and referred to in this Article as "SECURED PARTY" (whether one or more), a security interest in all of Debtor's remedies, powers, privileges, rights, titles and interests (including all of Debtor's power, if any, to pass greater title than it has itself) of every kind and character now owned or hereafter acquired, created or arising in and to (i) the Mortgaged Property (including both that now and that hereafter exist) to the full extent that the Mortgaged Property may be subject to the Uniform Commercial Code (the "UCC") of the state or states where the Mortgaged Property is situated; (ii) all equipment, accounts, general intangibles, fixtures, inventory, chattel paper, notes, documents and other personal property used, intended or acquired for use, on--or in connection with the use or operation of--the Mortgaged Property, or otherwise related to the Mortgaged Property, and all products and proceeds of it, including all security deposits under Leases now or at any time hereafter held by or for Debtor's benefit, all monetary deposits which Debtor has been required to give to any public or private utility with respect to utility services furnished to the Mortgaged Property, all funds, accounts, instruments, accounts receivable, documents, trademarks, trade names and symbols used in connection therewith, and notes or chattel paper arising from or by virtue of any transactions related to the Mortgaged Property, all permits, licenses, franchises, certificates, and other rights and privileges obtained in connection with the Mortgaged Property, and all guaranties and warranties obtained with respect to all improvements, equipment, furniture, furnishings, personal property and components of any thereof located on or installed at the Mortgaged Property; and (iii) the following described property:

      (a) CONTRACTS. All contracts now or hereafter entered into by and between Debtor and any Original Contractor (as such term is defined in Section 53.001(7) of the Texas Property Code) or between Debtor and any other party, as well as all right, title and interest of Debtor under any subcontracts, providing for the construction (original, restorative or otherwise) of any improvements to or on any of the Mortgaged Property or the furnishing of any materials, supplies, equipment or labor in connection with any such construction.

      (b) PLANS. All of the plans, specifications and drawings (including plot plans, foundation plans, floor plans, elevations, framing plans, cross-sections of walls, mechanical plans, electrical plans and architectural and engineering plans and architectural and engineering studies and analyses) heretofore or hereafter prepared by any architect, engineer or other design professional, in respect of any of the Mortgaged Property.

      (c) DESIGN, ETC. AGREEMENTS. All agreements now or hereafter entered into with any person or entity in respect of architectural, engineering, design, management, development or consulting services rendered or to be rendered in respect of planning, design, inspection or supervision of the construction, management or development of any of the Mortgaged Property.

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      (d)   LENDER OR INVESTOR COMMITMENTS. Any commitment issued by any lender or investor other than Mortgagee to finance or invest in any of the Mortgaged Property.

      (e) BONDS. Any completion bond, performance bond and labor and material payment bond and any other bond relating to the Mortgaged Property or to any contract providing for construction of improvements to any of the Mortgaged Property.

together with all substitutions for and proceeds of any of the foregoing received upon the rental, sale, exchange, transfer, collection or other disposition or substitution of it and together with all general intangibles now owned by Debtor or existing or hereafter acquired, created or arising (whether or not related to any of the foregoing Property). All the property described or referred to in this Section is collectively referred to as the "COLLATERAL". The Mortgaged Property and the Collateral are collectively referred to as the "PROPERTY". In the event of any express inconsistency between the provisions of this Section and ARTICLE 9 regarding any Lease, the provisions of ARTICLE 9, to the extent valid, enforceable and in effect, shall govern and control.

Section 3.2 DEBTOR'S COVENANTS CONCERNING PERSONALTY SUBJECT TO THE UCC. Debtor covenants and agrees with Secured Party that in addition to and cumulative of any other remedies granted in this Deed of Trust to Secured Party or the Trustee, upon or at any time after the occurrence of an Event of Default (defined in ARTICLE 6) or if Secured Party shall deem payment of the Debt to be insecure:

      (a) Secured Party is authorized, in any legal manner and without breach of the peace, to take possession of the Collateral (Debtor hereby WAIVING all claims for damages arising from or connected with any such taking) and of all books, records and accounts relating thereto and to exercise without interference from Debtor any and all rights which Debtor has with respect to the management, possession, operation, protection or preservation of the Collateral, including the right to sell or rent the same for the account of Debtor and to deduct from such sale proceeds or such rents all costs, expenses and liabilities of every character incurred by Secured Party in collecting such sale proceeds or such rents and in managing, operating, maintaining, protecting or preserving the Collateral and to apply the remainder of such sales proceeds or such rents on the Debt in such manner as Secured Party may elect. Before any sale, Secured Party may, at its option, complete the processing of any of the Collateral and/or repair or recondition the same to such extent as Secured Party may deem advisable and any sums expended therefor by Secured Party shall be reimbursed by Debtor. Secured Party may take possession of Debtor's premises to complete such processing, repairing and/or reconditioning, using the facilities and other property of Debtor to do so, to store any Collateral and to conduct any sale as provided for herein, all without compensation to Debtor. All costs, expenses, and liabilities incurred by Secured Party in collecting such sales proceeds or such rents, or in managing, operating, maintaining, protecting or preserving such properties, or in processing, repairing and/or reconditioning the Collateral if not paid out of such sales proceeds or such rents as hereinabove provided, shall constitute a demand obligation owing by Debtor and shall bear interest from the date of expenditure until paid at the Past Due Rate (as defined in ARTICLE 7 below), all of which shall constitute a portion of the Debt. If necessary to obtain the possession provided for above, Secured Party may invoke any and all legal remedies to dispossess Debtor, including specifically one or more actions for forcible entry and detainer. In connection with any action taken by Secured Party pursuant to this Section, Secured Party

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shall not be liable for any loss sustained by Debtor resulting from any failure to sell or let the Collateral, or any part thereof, or from other act or omission of Secured Party with respect to the Collateral unless such loss is caused by the willful misconduct and bad faith of Secured Party, nor shall Secured Party be obligated to perform or discharge any obligation, duty, or liability under any sale or lease agreement covering the Collateral or any part thereof or under or by reason of this instrument or the exercise of rights or remedies hereunder.

      (b) Secured Party may, without notice except as hereinafter provided, sell the Collateral or any part thereof at public or private sale (with or without appraisal or having the Collateral at the place of sale) for cash, upon credit, or for future delivery, and at such price or prices as Secured Party may deem best, and Secured Party may be the purchaser of any and all of the Collateral so sold and may apply upon the purchase price therefor any of the Debt and thereafter hold the same absolutely free from any right or claim of whatsoever kind. Secured Party is authorized at any such sale, if Secured Party deems it advisable or is required by applicable law so to do, to disclaim and to refuse to give any warranty, and to impose such other limitations or conditions in connection with any such sale as Secured Party deems necessary or advisable in order to comply with applicable law. Upon any such sale Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption, stay or appraisal which Debtor has or may have under any rule of law or statute now existing or hereafter adopted. To the extent notice is required by applicable law, Secured Party shall give Debtor written notice at the address set forth herein (which shall satisfy any requirement of notice or reasonable notice in any applicable statute) of Secured Party's intention to make any such public or private sale. Such notice (if any is required by applicable law) shall be personally delivered or mailed, postage prepaid, at least ten (10) calendar days before the date fixed for a public sale, or at least ten (10) calendar days before the date after which the private sale or other disposition is to be made, unless the Collateral is of a type customarily sold on a recognized market, is perishable or threatens to decline speedily in value. Such notice (if any is required by applicable law), in case of public sale, shall state the time and place fixed for such sale or, in case of private sale or other disposition other than a public sale, the time after which the private sale or other such disposition is to be made. Any public sale shall be held at such time or times, within the ordinary business hours and at such place or places, as Secured Party may fix in the notice of such sale. At any sale the Collateral may be sold in one lot as an entirety or in separate parcels as Secured Party may determine. Secured Party shall not be obligated to make any sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at any time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall incur no liability in case of the failure of such purchaser to take up and pay for the Collateral so sold, and in case of any such failure, such Collateral may again be sold upon like notice. Each and every method of disposition described in this Section shall constitute disposition in a commercially reasonable manner. Each Obligor, to the extent applicable, shall remain liable for any deficiency.

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      (c)   Secured Party shall have all the rights of a secured party after default under the Uniform Commercial Code of Texas and in conjunction with, in addition to or in substitution for those rights and remedies:

            (i) Secured Party may require Debtor to assemble the Collateral and make it available at a place Secured Party designates which is mutually convenient to allow Secured Party to take possession or dispose of the Collateral; and

            (ii) it shall not be necessary that Secured Party take possession of the Collateral or any part thereof before the time that any sale pursuant to the provisions of this Article is conducted and it shall not be necessary that the Collateral or any part thereof be present at the location of such sale; and

            (iii) before application of proceeds of disposition of the Collateral to the Debt, such proceeds shall be applied to the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable attorneys' fees and legal expenses incurred by Secured Party, each Obligor, to the extent applicable, to remain liable for any deficiency; and

            (iv) the sale by Secured Party of less than the whole of the Collateral shall not exhaust the rights of Secured Party hereunder, and Secured Party is specifically empowered to make successive sale or sales hereunder until the whole of the Collateral shall be sold; and, if the proceeds of such sale of less than the whole of the Collateral shall be less than the aggregate of the indebtedness secured hereby, this Deed of Trust and the security interest created hereby shall remain in full force and effect as to the unsold portion of the Collateral just as though no sale had been made; and

            (v) in the event any sale hereunder is not completed or is defective in the opinion of Secured Party, such sale shall not exhaust the rights of Secured Party hereunder and Secured Party shall have the right to cause a subsequent sale or sales to be made hereunder; and

            (vi) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of any indebtedness or as to the occurrence of any default, or as to Secured Party having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and the Collateral to be sold having been duly given, as to any other act or thing having been duly done by Secured Party, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and

            (vii) Secured Party may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Secured Party, including the sending of notices and the conduct of sale, but in the name and on behalf of Secured Party; and

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            (viii) demand of performance, advertisement and presence of property at sale are hereby WAIVED and Secured Party is hereby authorized to sell hereunder any evidence of debt it may hold as security for the secured indebtedness. All demands and presentments of any kind or nature are expressly WAIVED by Debtor. Debtor WAIVES the right to require Secured Party to pursue any other remedy for the benefit of Debtor and agrees that Secured Party may proceed against any Obligor for the amount of the Debt owed to Secured Party without taking any action against any other Obligor or any other person or entity and without selling or otherwise proceeding against or applying any of the Collateral in Secured Party's possession.

Section 3.3 UCC RIGHTS ARE NOT EXCLUSIVE. Should Secured Party elect to exercise its rights under the UCC as to part of the personal property or fixtures described in this Deed of Trust, such election shall not preclude Secured Party or the Trustee from exercising any or all of the rights and remedies granted by the other Articles of this Deed of Trust as to the remaining personal property or fixtures.

Section 3.4 DEED OF TRUST IS ALSO FINANCING STATEMENT. Secured Party may, at its election, at any time after delivery of this Deed of Trust, file an original of this Deed of Trust as a financing statement or sign one or more copies of this Deed of Trust to use as a UCC financing statement. Secured Party's signature may be placed between the last sentence of this Deed of Trust and Debtor's acknowledgment or may follow Debtor's acknowledgment. Secured Party's signature need not be acknowledged and is not necessary to the effectiveness of this Deed of Trust as a deed of trust, mortgage, assignment, pledge, security agreement or (unless otherwise required by applicable law) as a financing statement.

Section 3.5 NO OTHER FINANCING STATEMENTS ON THE COLLATERAL. So long as any amount remains unpaid on the Debt, Debtor will not execute and there will not be filed in any public office any financing statements affecting the Collateral other than financing statements in favor of Secured Party under this Deed of Trust, unless prior written specific consent and approval of Secured Party shall have been first obtained.

Section 3.6 SECURED PARTY MAY FILE FINANCING AND CONTINUATION STATEMENTS. Secured Party is authorized to file this Deed of Trust, a financing statement or statements and one or more continuation statements in any jurisdiction where Secured Party deems it necessary, and at Secured Party's request, Debtor will join Secured Party in executing one or more financing statements, continuation statements or both pursuant to the UCC, in form satisfactory to Secured Party, and will pay the costs of filing or recording them, in all public offices at any time and from time to time whenever filing or recording of this Deed of Trust, any financing statement or any continuation statement is deemed by Secured Party or its counsel to be necessary or desirable.

Section 3.7 FIXTURES. Certain of the Collateral is or will become "FIXTURES" (as that term is defined in the UCC) on the Real Property, and when this Deed of Trust is filed for record in the real estate records of the county where such fixtures are situated, it shall also automatically operate as a financing statement upon such of the Collateral which is or may become fixtures.

Section 3.8 ASSIGNMENT OF NON-UCC PERSONAL PROPERTY. To the extent that any of the Collateral is not subject to the UCC of the state or states where it is situated, Debtor hereby assigns to Secured Party all of Debtor's right, title and interest in the Collateral to secure the Debt. Release of the lien of this Deed of Trust shall automatically terminate this assignment.

Section 3.9 DEBTOR'S WARRANTIES CONCERNING COLLATERAL. Debtor warrants and represents to Secured Party that Debtor is the legal and equitable owner and holder of the Collateral free of any adverse claim and free of any security interest or encumbrance except only for the security interest granted hereby in the Collateral and those other security interests (if any) expressly referred to or described in this Deed of Trust (such warranty to supersede any provision contained in this Deed of Trust limiting the liability of Mortgagor). Debtor agrees to defend the Collateral and its proceeds against all claims and demands of any person at any time claiming the Collateral, its proceeds or any interest in either. Debtor also warrants and represents that Debtor has not heretofore signed any financing statement directly or indirectly affecting the Collateral or any part of it which has not been completely terminated of record, and no such financing statement signed by Debtor is now on file in any public office except only those statements (if any) true and correct copies of which Debtor has actually delivered to Secured Party.

Section 3.10 CERTAIN POWERS OF SECURED PARTY. Debtor hereby authorizes and directs each account debtor and each other person or entity obligated to make payment in respect of any of the Collateral (each a "COLLATERAL OBLIGOR") to pay over to Secured Party, its officers, agents or assigns, upon demand by Secured Party, all or any part of the Collateral without making any inquiries as to the status or balance of the secured indebtedness and without any notice to or further consent of Debtor. Debtor hereby agrees to indemnify each Collateral Obligor and hold each Collateral Obligor harmless from all expenses and losses which it may incur or suffer as a result of any payment it makes to Secured Party pursuant to this paragraph. To facilitate the rights of Secured Party hereunder, Debtor hereby authorizes Secured Party, its officers, employees, agents or assigns:

      (a) to notify Collateral Obligors of Secured Party's security interest in the Collateral and to collect all or any part of the Collateral without further notice to or further consent by Debtor, and Debtor hereby constitutes and appoints Secured Party the true and lawful attorney of Debtor (such agency being coupled with an interest), irrevocably, with power of substitution, in the name of Debtor or in its own name or otherwise, to take any of the actions described in the following clauses (b), (c), (d), (e), (f) and (g);

      (b) to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all amounts which may be or become due or payable under the Collateral and to settle and/or adjust all disputes and/or claims directly with any Collateral Obligor and to compromise, extend the time for payment, arrange for payment in installments, otherwise modify the terms of, or release, any of the Collateral, on such terms and conditions as Secured Party may determine (without thereby incurring responsibility to or discharging or otherwise affecting the liability of Debtor to Secured Party under this Deed of Trust or otherwise);

      (c) to direct delivery of, receive, open and dispose of all mail addressed to Debtor and to execute, sign, endorse, transfer and deliver (in the name of Debtor or in its own name or otherwise) any and all receipts or other orders for the payment of money drawn on the Collateral and all notes, acceptances, commercial paper, drafts, checks, money orders and other instruments given in payment or in part payment thereof and all invoices, freight and express bills and bills of lading, storage receipts, warehouse receipts and other instruments and documents in respect of any of the Collateral and any other documents necessary to evidence, perfect and realize upon the security interests and obligations of this Deed of Trust;

      (d) in its discretion to file any claim or take any other action or proceeding which Secured Party may deem necessary or appropriate to protect and preserve the rights, titles and interests of Secured Party hereunder;

      (e) to sign the name of Debtor to financing statements, drafts against Collateral Obligors, assignments or verifications of any of the Collateral and notices to Collateral Obligors;

      (f) to station one or more representatives of Secured Party on Debtor's premises for the purpose of exercising any rights, benefits or privileges available to Secured Party hereunder or under any of the Credit Documents or at law or in equity, including receiving collections and taking possession of books and records relating to the Collateral; and

      (g) to cause title to any or all of the Collateral to be transferred into the name of Secured Party or any nominee or nominees of Secured Party.

The powers conferred on Secured Party pursuant to this Section are conferred solely to protect Secured Party's interest in the Collateral and shall not impose any duty or obligation on Secured Party to perform any of the powers herein conferred. No exercise of any of the rights provided for in this Section shall constitute a retention of collateral in full or partial satisfaction of the indebtedness as provided for in the Uniform Commercial Code of Texas.

Section 3.11 STANDARD OF CARE. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as Debtor requests in writing, but failure of Secured Party to comply with such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of Secured Party to take any action not so requested by Debtor shall be deemed a failure to exercise reasonable care in the custody or preservation of any such Collateral.

Section 3.12 CHANGE TERMS, RELEASE COLLATERAL. Secured Party may extend the time of payment, arrange for payment in installments, otherwise modify the terms of, or release, any of the Collateral, without thereby incurring responsibility to Debtor or discharging or otherwise affecting any liability of Debtor. Secured Party shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

                                   ARTICLE 4
                              MORTGAGOR'S COVENANTS

Section 4.1 COVENANTS FOR THE BENEFIT OF MORTGAGEE. To better secure the Debt, Mortgagor covenants and agrees with the Trustee and his substitutes and successors in the Trust, for the use and benefit of Mortgagee and with the intent that the Trustee, Mortgagee or both may enforce these covenants, that:

      (a) LIENS, ETC. AND REMEDIES CUMULATIVE. No lien, assignment, security interest, guaranty, right or remedy in favor of Mortgagee granted in, secured by or ancillary to this Deed of Trust shall be considered as exclusive, but each shall be cumulative of all others which Mortgagee or the Trustee may now or hereafter have.

      (b) MORTGAGOR WAIVES MARSHALLING OF ASSETS AND SALE IN INVERSE ORDER OF ALIENATION RIGHTS. Mortgagor hereby irrevocably WAIVES all rights of marshalling of assets or sale in inverse order of alienation in the event of foreclosure of this or any other security.

      (c) MORTGAGOR WILL CORRECT TITLE DEFECTS. If at any future time any defect should be found to exist in the title to any of the Property, Mortgagor agrees to promptly commence and thereafter diligently proceed to cure the defect and defend the title. If any lien or encumbrance junior, equal or superior in rank or priority to the lien of this Deed of Trust should be discovered or arise at any time in the future then, unless Mortgagee is the only holder of it, or Mortgagee has given specific prior written consent to it, Mortgagor agrees to promptly discharge and remove it from the Mortgaged Property. Mortgagor will notify Mortgagee in writing within five (5) days of the time that Mortgagor becomes aware of the filing of any mortgage, lien, security interest, financing statement or other security device whatsoever against the Property.

      (d) INSURANCE REQUIREMENTS. At all times before the final termination of this Deed of Trust, Mortgagor agrees to provide, maintain and keep in force title, casualty, liability and other insurance for the Property as required by Mortgagee and in any event Mortgagor will maintain the following specifically described insurance coverages:

            (i) CASUALTY COVERAGE. An all-risk policy of permanent property insurance insuring the Property against all risks of any kind or character except those permitted by Mortgagee in writing to be excluded from coverage thereunder.

            (ii) BOILER COVERAGE. A boiler and machinery insurance policy covering loss or damage to all portions of the Property comprised of air-conditioning and heating systems, other pressure vessels, machinery, boilers or high pressure piping.

            (iii) LOSS OF EARNINGS COVERAGE. An all-risk policy of insurance covering loss of earnings and/or rents from the Property in the event that the Property is not available for use or occupancy due to casualty, damage or destruction required to be covered by the policies of insurance described in (1) and (2) above.

            (iv) LIABILITY INSURANCE. Commercial general liability, auto liability, umbrella or excess liability and worker's compensation insurance against claims for bodily injury, death or property damage occurring on, in or about the Mortgaged Property in an amount and containing terms acceptable to Mortgagee.

            (v) COVERAGE DURING CONSTRUCTION. If all or any portion of the Property consists of improvements under construction: (i) a builder's all-risk form insurance policy on a completed value, non-reporting form, insuring the Property against all risks of any kind or character except those permitted by Mortgagee in writing to be excluded from coverage thereunder, and an all-risk policy of insurance covering loss of future earnings and/or rents from the Property in the event the Property is not ready or available for use or occupancy due to casualty, damage or destruction required to be covered by such builder's all-risk insurance policy, (ii) policies of insurance to be carried by each contractor performing work in connection with the Property covering worker's compensation, employers' liability, commercial general liability and comprehensive automobile liability, including a broad form umbrella/excess liability insurance policy and (iii) policies of professional liability insurance to be carried by each design professional performing work in connection with the Property covering each such party against claims for actual or alleged errors, omissions or negligent acts in the performance of their respective services rendered in respect of the Property.

            (vi) OTHER INSURANCE REQUIRED. Such other insurance against other insurable hazards, risks or casualties which at the time are commonly insured against in the case of owners and premises similarly situated, due regard being given to the financial condition of Mortgagor, the height and type of the Property, its construction, location, use and occupancy.

      (e) INSURANCE COMPANIES, POLICIES, ENDORSEMENTS AND PREMIUM PAYMENTS. Mortgagor agrees that all required insurance will be written on forms acceptable to Mortgagee and by companies having a Best's Insurance Guide Rating of not less than A or A+ and which are otherwise acceptable to Mortgagee, and that such insurance (other than third party liability insurance) shall be written or endorsed so that all losses are payable to Mortgagee. The original policies evidencing such insurance shall be delivered by Mortgagor to Mortgagee and held by Mortgagee, unless Mortgagee expressly consents to accept insurance certificates instead. Each such policy shall expressly prohibit cancellation or modification of insurance without thirty (30) days' written notice to Mortgagee. Mortgagor agrees to furnish due proof of payment of the premiums for all such insurance to Mortgagee promptly after each such payment is made and in any case at least fifteen (15) days before payment becomes delinquent.

      (f) MORTGAGEE'S RIGHTS TO COLLECT INSURANCE PROCEEDS. Mortgagor hereby assigns to Mortgagee the exclusive right to collect any and all monies that may become payable under any insurance policies covering any part of the Property, or any risk to or about the Property.

      (g) EFFECTS OF FORECLOSURE ON INSURANCE POLICIES AND POST-FORECLOSURE EVENT CLAIMS. Foreclosure of this Deed of Trust shall automatically constitute foreclosure upon all policies of insurance insuring any part of or risk to the Property and all claims thereunder arising from post-foreclosure events. The successful bidder or bidders for the Property at foreclosure, as their respective interests may appear, shall automatically accede to all of Mortgagor's rights in, under and to such policies and all post-foreclosure event claims, and such bidder(s) shall be named as insured(s) on request, whether or not the trustee's deed or bill of sale to any such successful bidder mentions insurance.

      (h) APPLICATION OF INSURANCE PROCEEDS COLLECTED BEFORE FORECLOSURE. Unless an Event of Default has occurred and so long as Mortgagee is satisfied that the applicable proceeds (together with other funds deposited with Mortgagee by or on behalf of Mortgagor for the purpose of repair and restoration of the applicable damage or destruction) are sufficient to pay all costs of repair and restoration of the applicable damage or destruction, Mortgagee will hold all proceeds of insurance which was paid for by Mortgagor or by anyone other than Mortgagee or another holder of any of the Debt and which proceeds are actually received by Mortgagee before foreclosure (and such other funds deposited with Mortgagee) and will disburse the same as such repairs or restoration are made, upon such terms and conditions as Mortgagee may elect, and upon presentation of satisfactory evidence to Mortgagee that payment is being requested for permissible repair and restoration and without the imposition of any lien on the Property. Any insurance proceeds remaining if Mortgagor and Mortgagee do not agree to the terms of the advance of the funds for repair and restoration within thirty (30) days after the event producing such funds, or if an Event of Default occurs, or after completion of the repair and restoration, shall be applied in payment of the Debt or, at the option of Mortgagee, shall be paid to Mortgagor or to such other person as is legally entitled to them.

      (i) APPLICATION OF INSURANCE PROCEEDS COLLECTED AFTER FORECLOSURE. Unless Mortgagee or Mortgagee's representative reserves at the foreclosure sale the right to collect any uncollected insurance proceeds recoverable for events occurring before foreclosure (in which event the successful bidder at the sale, if not Mortgagee, shall have no interest in such proceeds and Mortgagee shall apply them, if and when collected, to the Debt in such order and manner as Mortgagee shall then elect and remit any remaining balance to Mortgagor or to such other person or entity as is legally entitled to them), all proceeds of all such insurance which are not so reserved by Mortgagee at the foreclosure sale and are not actually received by Mortgagee until after foreclosure shall be the property of the successful bidder or bidders at foreclosure, as their interests may appear, and Mortgagor shall have no interest in them and shall receive no credit for them.

      (j) MORTGAGEE NOT OBLIGATED TO REQUIRE, PROVIDE OR EVALUATE INSURANCE. Mortgagee shall have no duty to Mortgagor or anyone else to either require or provide any insurance or to determine the adequacy or disclose any inadequacy of any insurance.

      (k) MORTGAGEE MAY ELECT TO INSURE ONLY ITS OWN INTERESTS. If Mortgagee elects at any time or for any reason to purchase insurance relating to the Property, it shall have no obligation to cause Mortgagor or anyone else to be named as an insured, to cause Mortgagor's or anyone else's interests to be insured or protected or to inform Mortgagor or anyone else that his or its interests are uninsured or underinsured.

      (l) MORTGAGOR WILL CORRECT DEFECTS, PROVIDE FURTHER ASSURANCES AND PAPERS. Upon Mortgagee's request, Mortgagor will promptly correct any defect which hereafter may be discovered in the text, execution or acknowledgment of the Note, this Deed of Trust or any Credit Document or in the description of any of the Property, and will deliver such further assurances and execute such additional papers as in the opinion of Mortgagee or its legal counsel shall be necessary, proper or appropriate (1) to better convey and assign to the Trustee and Mortgagee all the Property intended or promised to be conveyed or assigned or (2) to properly evidence or give notice of the Debt or its intended or promised security.

      (m) MORTGAGOR WILL PAY TAXES AND IMPOSITIONS AND FURNISH RECEIPTS. At Mortgagor's own cost and expense, Mortgagor agrees to pay and discharge all taxes, assessments, maintenance charges, permit fees, impact fees, development fees, capital recovery charges, utility reservation and standby fees and all other similar and dissimilar impositions of every kind and character ("IMPOSITIONS") charged, levied, assessed or imposed against any interest in any of the Property, as they become payable and before they become delinquent. Mortgagor agrees to furnish due proof of such payment to Mortgagee promptly after payment and before delinquency.

      (n) MORTGAGOR TO PAY MONTHLY TAX AND INSURANCE DEPOSITS ON REQUEST. If and after Mortgagee requests it, Mortgagor agrees to pay the monthly tax and insurance premium deposits required by ARTICLE 8 and to provide Mortgagee any additional sums needed to pay the taxes and insurance premiums for the Property when due.

      (o) MORTGAGOR WILL MAINTAIN PROPERTY AND WON'T REMOVE IMPROVEMENTS. Mortgagor agrees to keep, preserve and maintain all elements of the Property in a good state of repair and condition and to keep all equipment and stores of supplies needed for its proper and full operation on the Property, well stocked and in good operating condition. Mortgagor will not tear down, damage or attempt to remove, demolish or materially alter or enlarge any elements of the Property, or construct any new Improvements, without Mortgagee's prior written consent. Mortgagor shall have the right, without such consent, to remove and dispose of, free from the lien, assignments and security interests of this Deed of Trust, such Fixtures and Equipment as from time to time become worn out or obsolete, provided that either (a) simultaneously with or before such removal any such equipment shall be replaced with other equipment of a value at least equal to that of the replaced equipment and free from any title retention or security agreement or other encumbrance and from any reservation of title, and by such removal and replacement Mortgagor shall be deemed to have subjected such equipment to the lien, assignments and security interests of this Deed of Trust or (b) any net cash proceeds received from such disposition shall be paid over promptly to Mortgagee to be applied to the Debt in the order determined by Mortgagee in its sole discretion. Mortgagor shall not grant, join in or consent to any lien, security interest, easement, license, use or other charge or interest covering or affecting all or any part of the Property or initiate, join in and consent to the change in any private restrictive covenant, zoning ordinance or other public or private restrictions limiting or defining the uses which may be made of the Property or any part thereof without the prior written consent of Mortgagee.

      (p) MORTGAGOR WILL PROTECT PROPERTY FROM MECHANIC'S LIENS. Mortgagor agrees to promptly pay all bills for labor and materials incurred in connection with the Property and to prevent the fixing of any lien against any part of the Property, even if it is inferior to this Deed of Trust, for any such bill which may be legally due and payable. Mortgagor agrees to furnish due proof of such payment to Mortgagee after payment and before delinquency.

      (q) MORTGAGEE'S INSPECTION AND DISCUSSION RIGHTS. Mortgagor agrees to permit Mortgagee and its agents, representatives and employees at all reasonable times to go upon, examine, inspect and remain on the Mortgaged Property, to assist and cooperate, and require Mortgagor's employees, agents and contractors to cooperate, with Mortgagee and to furnish to Mortgagee on request all pertinent information concerning the physical and economic condition, development and operation of the Mortgaged Property. Mortgagee may discuss the Mortgaged Property directly with any of Mortgagor's officers and managers.

      (r) MORTGAGEE MAY GRANT RELEASES WITHOUT IMPAIRING OTHER COLLATERAL OR RIGHTS. At all times, Mortgagee shall have the right to release any part of the Property or any other security from this Deed of Trust or any other security instrument or device without releasing any other part of the Property or any other security, without affecting Mortgagee's lien, assignment or security interest as to any property or rights not released and without affecting or impairing the liability of any maker, guarantor or surety on the Note or other obligation.

      (s) MORTGAGOR WILL NOTIFY MORTGAGEE OF LEGAL PROCEEDINGS AND DEFEND LIEN; MORTGAGEE MAY ACT IF MORTGAGOR DOESN'T. Mortgagor will notify Mortgagee in writing promptly of the commencement of any legal proceedings affecting any part of the Property and will engage and pay legal counsel to answer and to defend and preserve Mortgagee's liens, rights and interests and their rank and priority. If Mortgagor fails or refuses to promptly begin or to diligently continue any such acts, then Mortgagee may elect to do so and may take such action in behalf of Mortgagor, in Mortgagor's name and at Mortgagor's expense.

      (t) IF MORTGAGOR IS NOT A NATURAL PERSON. If Mortgagor has represented to Mortgagee that Mortgagor is not a natural person, then it and its directors, partners, venturers, trustee(s) or principals agree to maintain its existence as such and to obtain and maintain all franchises and permits necessary for it continuously to be in good standing in the State of Texas and in the state of its organization (if not Texas) with full power and authority to conduct its regular business and to own and operate the Mortgaged Property until final termination of this Deed of Trust.

      (u) VENDOR'S LIEN AND PURCHASE MONEY SECURITY INTEREST. Mortgagor agrees that to the full extent that any of the proceeds of the Note have been or are paid or applied towards the purchase of any real or personal property, it shall be conclusively presumed to have been done at Mortgagor's special instance and request, and Mortgagor hereby acknowledges and recognizes the existence of a vendor's lien and a purchase money security interest in favor of Mortgagee against such property, as security for the Note in addition to and cumulative of the lien, assignments and security interest of this Deed of Trust, in the same manner in the case of real property as if an express vendor's lien and the superior title had been reserved in the deed from the seller of such property and expressly therein assigned by the seller to Mortgagee. Foreclosure under this Deed of Trust shall also constitute foreclosure of said vendor's lien or purchase money security interest.

      (v) SIGN. Mortgagor will permit Mortgagee and its duly authorized agents to place and maintain a sign on the Mortgaged Property at a suitable location selected by Mortgagee, containing such information regarding the financing of the Mortgaged Property as Mortgagee may deem appropriate.

      (w) LEGAL COMPLIANCE, GOVERNMENTAL NOTICES. Mortgagor will operate the Property and conduct its business in full compliance with all requirements of governmental and quasi-governmental authorities having jurisdiction over Mortgagor or the Property and will comply with and punctually perform all of the covenants, agreements and obligations imposed upon it or the Property. Mortgagor will furnish to Mortgagee copies of notices and reports received or sent by Mortgagor to or from each governmental and quasi-governmental authority within three (3) days of the receipt or giving thereof.

      (x) PERFORM OTHER OBLIGATIONS. Mortgagor will pay punctually and discharge when due, or renew or extend, any debt incurred by it and will discharge, perform and observe the covenants, provisions and conditions to be performed, discharged and observed on the part of Mortgagor in connection therewith, or in connection with any agreement or other instrument relating thereto or in connection with any mortgage, pledge or lien existing at any time upon any of the property or assets of Mortgagor; provided, however, that nothing contained in this subsection shall require Mortgagor to pay, discharge, renew or extend any such indebtedness or to discharge, perform or observe any such covenants, provisions and conditions so long as Mortgagor shall be diligently and in good faith contesting any claims which may be asserted against it with respect to any such indebtedness or any such covenants, provisions and conditions and shall set aside on its books reserves with respect thereto deemed adequate by Mortgagee.

      (y) NOTICE OF MATERIAL CHANGE. Immediately upon acquiring knowledge of any material adverse change in the assets, liabilities, financial condition, business, operations, affairs or circumstances of any Obligor, Mortgagor will notify Mortgagee in writing thereof, setting forth the nature of such change in reasonable detail. Mortgagor will take, and will cause to be taken, all such steps as are necessary or appropriate to remedy promptly any such change.

      (z) NOTICE OF DEFAULT TO MORTGAGEE. Immediately upon acquiring knowledge thereof, Mortgagor will notify Mortgagee by telephone (and confirm such notice in writing within two (2) days) of the existence of any Event of Default, specifying the nature and duration thereof and what action Mortgagor has taken, is taking and proposes to take with respect thereto. In no event shall silence by Mortgagee be deemed a waiver of a default or of an Event of Default. Mortgagor will take all such steps as are necessary or appropriate to remedy promptly any such default or Event of Default.

      (aa) NOTICE OF CONDEMNATION AND OTHER PROCEEDINGS. Immediately upon obtaining knowledge of the institution of any proceedings for the condemnation of the Property or any portion thereof, or any other proceedings arising out of injury or damage to the Property, or any portion thereof, Mortgagor will notify Mortgagee in writing of the pendency of such proceedings. Mortgagee may participate in any such proceedings, and Mortgagor shall from time to time deliver to Mortgagee all instruments requested by it to permit such participation. Mortgagor shall, at its expense, diligently prosecute any such proceedings, and shall consult with Mortgagee, its attorneys and experts, and cooperate with them in the carrying on or defense of any such proceedings.

      (bb) NOTICE OF NAME OR ADDRESS CHANGE. Mortgagor will not change Mortgagor's name or the location of its chief executive office (or residence if a natural person) without first notifying Mortgagee in writing of such change at least thirty (30) days before its effective date.

      (cc) ADDITIONAL INFORMATION. Mortgagor shall furnish to Mortgagee from time to time such information relating to the Property or Mortgagor's financial condition and affairs as Mortgagee may from time to time request or as may be required from time to time by any Credit Document.

      (dd) PROPER BOOKS. Mortgagor shall at all times maintain proper books of record and account in accordance with sound accounting practice in which true, full and correct entries will be made of all its dealings and business affairs, and will set aside on its books adequate reserves for depletion, depreciation, obsolescence and/or amortization of its property, and all other reserves which, in accordance with sound accounting practice, should be set aside, and will write down, to the estimated salvage value thereof, all property not useful in its business. Mortgagee shall be entitled to have such books examined and audited at any time by Mortgagee's agents.

      (ee) MANAGER. Mortgagor will, or will cause its managers to, do and perform any and all acts and things relating to the management, upkeep and operation of the Property as are customarily performed by managing agents and owners of properties comparable to the Property, similarly situated, and shall otherwise operate the Property, or cause the Property to be operated, in a first-class efficient manner and in accordance with all legal requirements and the terms and conditions of this Deed of Trust and the other Credit Documents. No management agreement shall be executed with any manager unless the manager and management agreement are previously approved in writing by Mortgagee.

Section 4.2 MORTGAGOR AGREES TO PAY OR REIMBURSE MORTGAGEE'S EXPENSES. To the extent not prohibited by applicable law, Mortgagor will pay all costs and expenses and reimburse Mortgagee for any and all expenditures of every character incurred or expended from time to time, regardless of whether an Event of Default shall have occurred, in connection with:

      (a) the preparation, negotiation, documentation, closing, renewal, revision, modification, increase, review or restructuring of any loan or credit facility secured by this Deed of Trust, including legal, accounting, auditing, architectural, engineering and inspection services and disbursements, or in connection with collecting or attempting to enforce or collect the Note or this Deed of Trust.

      (b) Mortgagee's evaluating, monitoring, administering and protecting the Property.

      (c) Mortgagee's creating, perfecting and realizing upon Mortgagee's security interest in and liens on the Property, and all costs and expenses relating to Mortgagee's exercising any of its rights and remedies under this Deed of Trust or any Credit Document or at law, including all appraisal fees, consulting fees, filing fees, taxes, brokerage fees and commissions, title review and abstract fees, litigation report fees, UCC search fees, other fees and expenses incident to title searches, reports and security interests, escrow fees, attorneys' fees, legal expenses, court costs, other fees and expenses incurred in connection with any complete or partial liquidation of the Property, and all fees and expenses for any professional services relating to the Property or any operations conducted in connection with it.

PROVIDED, that no right or option granted by Mortgagor to Mortgagee or otherwise arising pursuant to any provision of this Deed of Trust, the Note or any Credit Document shall be deemed to impose or admit a duty on Mortgagee to supervise, monitor or control any aspect of the character or condition of the Property or any operations conducted in connection with it for the benefit of Mortgagor or any person or entity other than Mortgagee. Mortgagor agrees to indemnify, defend and hold Mortgagee, its shareholders, directors, officers, agents, attorneys, advisors and employees (collectively "INDEMNIFIED PARTIES") harmless from and against any and all loss, liability, obligation, damage, penalty, judgment, claim, deficiency, expense, action, suit, cost and disbursement of any kind or nature whatsoever (including interest, penalties, attorneys' fees and amounts paid in settlement), REGARDLESS OF WHETHER CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE OF ANY OF THE INDEMNIFIED PARTIES, imposed on, incurred by or asserted against the Indemnified Parties growing out of or resulting from any Credit Document or any transaction or event contemplated therein (except that such indemnity shall not be paid to any Indemnified Party to the extent that such loss, etc. directly results from the gross negligence or willful misconduct of that Indemnified Party). If any person or entity (including Mortgagor or any of its affiliates) ever alleges gross negligence or willful misconduct by an Indemnified Party, the full amount of indemnification provided for in this Section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement at such time--if any--as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. Any amount to be paid under this Section by Mortgagor to Mortgagee shall be a demand obligation owing by Mortgagor to Mortgagee and shall bear interest from the date of expenditure until paid at the Past Due Rate.

                                   ARTICLE 5
                   MORTGAGOR'S REPRESENTATIONS AND WARRANTIES

To induce Mortgagee to extend financial accommodations, including credit under the Note, Mortgagor makes the warranties and representations set forth in this Article.

Section 5.1 ORGANIZATION. If Mortgagor is not a natural person, (i) Mortgagor is duly organized, validly existing and in good standing under the laws of the state of its organization and has full legal right, power and authority to carry on its business as presently conducted and to execute, deliver and perform its obligations under this Deed of Trust and any other Credit Documents to which Mortgagor is a party, (ii) Mortgagor is duly qualified to do business and in good standing in each jurisdiction in which the nature of the business it conducts makes such qualification necessary or desirable and
(iii) Mortgagor's execution, delivery and performance of this Deed of Trust and any other Credit Documents to which Mortgagor is a party have been duly authorized by all necessary action under Mortgagor's organizational documents and otherwise.

Section 5.2 CONSENTS. Mortgagor's execution, delivery and performance of this Deed of Trust and any other Credit Documents to which Mortgagor is a party do not and will not require (i) any consent of any other person or entity or
(ii) any consent, license, permit, authorization or other approval (including foreign exchange approvals) of any court, arbitrator, administrative agency or other governmental authority, or any notice to, exemption by, any registration, declaration or filing with or the taking of any other action in respect of, any such court, arbitrator, administrative agency or other governmental authority.

Section 5.3 NO CONFLICT. Neither execution or delivery of this Deed of Trust or any other Credit Document to which Mortgagor is a party, nor the fulfillment of or compliance with the terms and provisions hereof or thereof will (i) violate any constitutional provision, law or rule, or any regulation, order or decree of any governmental authority or the basic organizational documents of Mortgagor or (ii) conflict with or result in a breach of the terms, conditions or provisions of, or cause a default under, any agreement, instrument, franchise, license or concession to which Mortgagor is a party or bound.

Section 5.4 ENFORCEABILITY. Mortgagor has duly and validly executed, issued and delivered this Deed of Trust and any other Credit Documents to which Mortgagor is a party. This Deed of Trust and each other Credit Document to which Mortgagor is a party is in proper legal form for prompt enforcement and is Mortgagor's valid and legally binding obligation, enforceable in accordance with its terms. Mortgagor's obligations under this Deed of Trust and any other Credit Documents to which Mortgagor is a party rank and will rank at least equal in priority of payment with all of Mortgagor's other debt (except only for debt preferred by operation of law or debt disclosed in writing to Mortgagee to be senior before Mortgagor's execution and delivery of this Deed of Trust or the other applicable Credit Document).

Section 5.5 INFORMATION ACCURATE. All information supplied to Mortgagee, and all statements made to Mortgagee by or on behalf of Mortgagor before, concurrently with or after Mortgagor's execution of this Deed of Trust are and will be true, correct, complete, valid and genuine in all material respects. Each of Mortgagor's financial statements furnished to Mortgagee fairly present the financial condition of Mortgagor as of its date and for the period then ended. No material adverse change has occurred in the financial condition reflected in any such statement since its date, and all assets listed on such statements are subject to Mortgagor's management, control and disposition and--except as shown therein--are available to satisfy any claims rightfully made pursuant to this Deed of Trust and any other Credit Documents to which Mortgagor is a party.

Section 5.6 TAXES. Mortgagor has filed all tax returns required to be filed and paid all taxes shown thereon to be due, including interest and penalties, except for taxes being diligently contested in good faith and for payment of which adequate reserves have been set aside.

Section 5.7 LITIGATION. There is no condemnation or other action, suit or proceeding pending--or, to the best of Mortgagor's knowledge, threatened--against or affecting Mortgagor or the Property, at law or in equity, or before or by any governmental authority, which might result in any material adverse change in Mortgagor's business or financial condition or in the Property or in Mortgagor's other property or Mortgagor's interest in it.

Section 5.8 NO DEFAULTS. Mortgagor is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental authority, in the payment of any debt for borrowed money or under any agreement or other papers evidencing or securing any such debt.

Section 5.9 OTHER CONTRACTS. Mortgagor is not a party to any contract or agreement which materially and adversely affects its business, property, assets or financial condition.

Section 5.10 MORTGAGOR SOLVENT. Mortgagor is now solvent, and no bankruptcy or insolvency proceedings are pending or contemplated by or--to Mortgagor's knowledge--against Mortgagor. Mortgagor's liabilities and obligations under this Deed of Trust and any other Credit Documents to which Mortgagor is a party do not and will not render Mortgagor insolvent, cause Mortgagor's liabilities to exceed Mortgagor's assets or leave Mortgagor with too little capital to properly conduct all of its business as now conducted or contemplated to be conducted.

Section 5.11 NO FALSE REPRESENTATION. No representation or warranty contained in this Deed of Trust or any other Credit Document to which Mortgagor is a party and no statement contained in any certificate, schedule, list, financial statement or other papers furnished to Mortgagee by or on behalf of Mortgagor contains--or will contain--any untrue statement of material fact, or omits--or will omit--to state a material fact necessary to make the statements contained herein or therein not misleading.

Section 5.12 TITLE. Mortgagor has good and marketable title to the Property, free and clear of any lien or security interest except only for liens and security interests which are either established or expressly permitted by this Deed of Trust or other Credit Documents. Except as otherwise expressly permitted by this Deed of Trust, the lien and security interest of this Deed of Trust will constitute valid and perfected first and prior liens and security interests on the Property, subject to no other liens, security interests or charges whatsoever. The Property is free from damage caused by fire or other casualty.

Section 5.13 REGULATION U. Except as disclosed to Mortgagee in writing prior to the date of this Deed of Trust, none of the proceeds of the Note or the other Debt will be used for the purpose of purchasing or carrying, directly or indirectly, any margin stock or for any other purpose which would make such credit a "purpose credit" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System.

Section 5.14 MORTGAGOR HAS ALL NECESSARY RIGHTS. Mortgagor possesses all permits, licenses, patents, trademarks, trade names and copyrights required to conduct its business. All easements, rights-of-way, utilities and other rights necessary to maintenance and operation of the Property have been obtained and are in full force and effect.

Section 5.15 LEGAL REQUIREMENTS. Mortgagor and the Property are in compliance with all applicable legal requirements and Mortgagor manages and operates (and will continue to manage and operate) the Property and its other businesses in accordance with good industry practices.

Section 5.16 ERISA. No event has occurred which could result in Mortgagor's liability to the Pension Benefit Guaranty Corporation ("PBGC"). Mortgagor has met all requirements with respect to funding of each plan (a "PLAN") maintained for any of Mortgagor's or the Note maker's employees subject to Title IV of the Employee Retirement Benefit Act of 1974, as amended, and related regulations ("ERISA"), if any exists. No event or condition has occurred that would permit any lien under ERISA to attach to any of the Property.

Section 5.17 STATEMENTS BY OTHERS. All statements made on behalf of Mortgagor in connection with this Deed of Trust, the Note or any Credit Document shall constitute the joint and several representations and warranties of the person making the statement and Mortgagor.

Section 5.18 THIRD PARTY MORTGAGOR. The value of the consideration received and to be received by Mortgagor is reasonably worth at least as much as the liability and obligation of Mortgagor incurred or arising under this Deed of Trust and all related papers and arrangements. Mortgagor has determined that such liability and obligation may reasonably be expected to substantially benefit Mortgagor directly or indirectly (or if Mortgagor is not a natural person, Mortgagor's board of directors, general partners or other governors have made that determination). Mortgagor has had full and complete access to the underlying papers relating to the Debt and all other papers executed by any Obligor or any other person or entity in connection with the Debt, has reviewed them and is fully aware of the meaning and effect of their contents. Mortgagor is fully informed of all circumstances which bear upon the risks of executing this Deed of Trust and which a diligent inquiry would reveal. Mortgagor has adequate means to obtain from the makers of the Note on continuing basis information concerning such makers' financial condition, and is not depending on Mortgagee to provide such information, now or in the future. Mortgagor agrees that Mortgagee shall have no obligation to advise or notify Mortgagor or to provide Mortgagor with any data or information. The execution and delivery of this Deed of Trust is not a condition precedent (and Mortgagee has not in any way implied that the execution of this Deed of Trust is a condition precedent) to Mortgagee's making, extending or modifying any loan to Mortgagor or to any other financial accommodation to or for Mortgagor.

                                   ARTICLE 6
                              DEFAULTS AND REMEDIES

Section 6.1 RELEASE FOR FULL PAYMENT AND PERFORMANCE. Subject to the automatic reinstatement provisions of SECTION 10.22 below, this Deed of Trust shall terminate and be of no further force or effect (and shall be released on Mortgagor's written request and at Mortgagor's cost and expense) upon full payment of the Debt, complete performance of all of the obligations of the Obligors under the Credit Documents and final termination of Mortgagee's obligations--if any--to make any further advances under the Note or to provide any other financial accommodations to any Obligor.

Section 6.2 EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an EVENT OF DEFAULT (herein so called) under this Deed of
Trust:

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

      (a) any condemnation proceeding is commenced relating to all or, in the judgment of Mortgagee, any material part of, the Property.

      (b) any substantial damage to or destruction of the Property occurs and insurance proceeds (together with other funds deposited with Mortgagee by or on behalf of Mortgagor for the purpose of repair and restoration of such damage or destruction) are not, in the opinion of Mortgagee, sufficient to repair and restore the Property, or if insurance proceeds are not paid within a reasonable time.

      (c) any part of the Debt is not paid when due, whether by lapse of time or acceleration or otherwise.

      (d) any Obligor fails to perform, observe or comply with--or defaults under--any of the terms, covenants, conditions or provisions of any Credit Document.

      (e) any Obligor fails to perform, observe or comply with--or defaults under--any negative covenant or agreement under any Credit Document or any other covenant or agreement under any Credit Document which prohibits or restricts the taking or omitting to take any action without the consent of Mortgagee or which requires the taking of action upon the request of Mortgagee

      (f) any representation or warranty made in any Credit Document or in any other report or other paper now or hereafter provided to Mortgagee pursuant or incident to any Credit Document or the Debt proves to have been untrue or misleading in any material respect as of the date made or deemed made.

      (g) any Obligor: (i) voluntarily suspends transaction of business; (ii) becomes insolvent or unable to pay its debts as they mature; (iii) commences a voluntary case in bankruptcy or a voluntary petition seeking reorganization or to effect a plan or other arrangement with creditors; (iv) makes an assignment for the benefit of creditors; (v) applies for or consents to the appointment of a receiver or trustee for any such person or entity or for any substantial portion of its property; or (vi) makes an assignment to an agent authorized to liquidate any substantial part of its assets.

      (h) in respect of any Obligor: (i) an involuntary case shall be commenced with any court or other authority seeking liquidation, reorganization or a creditor's arrangement of any such person or entity; (ii) an order of any court or other authority shall be entered appointing any receiver or trustee for any such person or entity or for any substantial portion of its property; or
(iii) a writ or warrant of attachment or any similar process shall be issued by any court or other authority against any substantial portion of the property of any such person or entity and such petition seeking liquidation, reorganization or a creditor's arrangement or such order appointing a receiver or trustee is not vacated or stayed, or such writ, warrant of attachment or similar process is not vacated, released or bonded off within thirty (30) days after its entry or levy.

      (i) a conveyance, transfer, assignment or pledge of any interest in any Obligor shall occur, without Mortgagee's prior written consent.

      (j) the death, legal incompetency, dissolution, liquidation or termination of any Obligor.

      (k) any action, suit or proceeding shall be commenced against or affecting any Obligor or involving the validity or enforceability of any Credit Document, at law or in equity, or before any governmental authority, which in Mortgagee's judgment, impairs or would impair Mortgagee's ability to collect the Debt when due or the enforceability of any Credit Document.

      (l) any one or more final judgments for the payment of money shall be rendered against any Obligor and the same shall remain unstayed or undischarged for a period of thirty (30) days.

      (m) any Obligor shall be prevented or relieved by any governmental authority from performing or observing any material term, covenant or condition of any Credit Document.

      (n) any material adverse change shall occur in the assets, financial condition, business, operations, affairs or circumstances of any Obligor.

      (o) any Obligor shall fail to pay when due any principal of or interest on any borrowed money obligation or the holder of such other obligation declares--or has the right to declare--such obligation due before its stated maturity because of default.

      (p) any Obligor shall be in default under or in violation of any law, statute, ordinance, decree, requirement, order, judgment, rule or regulation (or interpretation of any of them) of the United States of America, any State of the United States of America or any political subdivision of any of them, or of any agency, department, commission, board, bureau or court or other tribunal having jurisdiction over any such party or any such party's property.

      (q) any Obligor shall claim--or any court shall find or rule--that Mortgagee does not have a valid lien on the Property or any other security which may have been provided by such Obligor.

      (r) the sale, encumbrance or abandonment (except as otherwise expressly agreed to in writing by Mortgagee) of any property now or hereafter covered by any instrument now or hereafter securing the Debt, the making of any levy, seizure or attachment of or on any such property or the loss, theft, substantial damage or destruction of any such property.

      (s) any Obligor shall have concealed, removed, or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud any of its creditors, or made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law, or shall have made any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid, or, while insolvent, shall have suffered or permitted any creditor to obtain a lien upon any of its property through legal proceedings or distraint which is not vacated within thirty (30) days from its date.

      (t) any Obligor fails to pay when due any amount which he or it is liable to pay to the PBGC or its successor or to a Plan, or notice of intent to terminate any Plan is filed under ERISA, or PBGC commences proceedings under ERISA to terminate any Plan or to cause a trustee to be appointed to administer any Plan, or a proceeding is commenced by any fiduciary of any Plan to enforce
Section 515 or Section 4219(c)(5) of ERISA, or PBGC becomes entitled to obtain a decree adjudicating that any Plan must be terminated.

      (u) a default, an event of default or a similar event (however denominated) shall occur under any Credit Document, unless such default, event of default or similar event is fully cured within any applicable cure period agreed to in writing by Mortgagee.

Section 6.3 REMEDIES. Upon the occurrence of any Event of Default, and at any time thereafter:

      (a) DEBT DUE. All Debt in its entirety shall, at the option of Mortgagee, become immediately due and payable without presentment, demand, notice of intention to accelerate or notice of acceleration, or other notice of any kind, all of which are hereby expressly WAIVED, and the liens and security interests created or intended to be created hereby shall be subject to foreclosure, repossession and sale in any manner provided for herein or provided for by law, as Mortgagee may elect, and Mortgagee may exercise any and all of its rights under this Deed of Trust, the Note and any of the other Credit Documents.

      (b) LEGAL PROCEEDINGS. Trustee and Mortgagee shall have the right and power to proceed by suit or suits in equity or at law, whether for the specific performance of any covenant or agreement of Mortgagor contained herein or in aid of the execution of the powers herein granted, or for foreclosure or the sale of the Property or any part thereof under the judgment or decree of any court of competent jurisdiction, or for the enforcement of any other appropriate legal or equitable remedy.

      (c) TRUSTEE'S SALE. It shall be the duty of the Trustee and of his successors and substitutes in the Trust, on Mortgagee's request (which request is hereby presumed) to enforce the Trust by selling the Mortgaged Property as is provided in this Deed of Trust.

Section 6.4 TIME AND PLACE OF SALE AND NOTICES. The sale shall be a public sale at auction held between 10 A.M. and 4 P.M. of the first Tuesday of a month. The sale shall take place at the county courthouse in the county in which the Real Property is located, or if it is located in more than one county, the sale will be made at the courthouse in one of those counties. The sale shall occur at the area at that courthouse which the commissioners' court of that county has designated as the place where such sales are to take place by designation recorded in the real property records of that county, or if no area is so designated, then the notice of sale shall designate the area at the courthouse where the sale covered by that notice is to take place, and the sale shall occur in that area. Notice of the sale shall include a statement of the earliest time at which the sale will occur and shall be given at least twenty-one (21) days before the date of the sale (i) by posting at the courthouse door of each county in which the Real Property is located a written notice designating the county in which the Real Property will be sold; (ii) by filing in the Office of the County Clerk of each county in which the Real Property is located a copy of the notice posted under subsection (i) above; and (iii) by the holder of the Debt to which the power of sale is related serving written notice of the sale by certified mail on each debtor who, according to the records of a holder of the Debt, is obligated to pay that Debt. The sale shall begin at the time stated in the notice of sale or not later than three (3) hours after that time. If and to the extent that Texas Property Code Section 51.001 requires it, if any of the Real Property to be sold is used as a debtor's residence, a holder of the Debt shall serve that debtor with written notice by certified mail stating that debtor is in default under this Deed of Trust, and that debtor shall have at least twenty
(20) days to cure the default before the entire Debt is due and notice of sale is given. Service of any notice under this Section by certified mail is complete when the notice is deposited in the United States mail, postage prepaid and addressed to the debtor entitled to it at that debtor's last known address as shown by the records of a holder of the Debt. The affidavit of a person knowledgeable of the facts to the effect that service was completed is prima facie evidence of service. After such written notice shall have been posted and filed, as aforesaid, and such notice shall have been served upon such debtor or debtors, as aforesaid, the Trustee (or his successor or substitute then acting) shall perform his duty to enforce the Trust by selling the Mortgaged Property, either as an entirety or in parcels as the Trustee acting may elect, all rights to a marshalling of assets or sale in inverse order of alienation being waived, as aforesaid to the highest bidder or bidders for cash, and make due conveyance to the purchaser or purchasers, with general warranty, and the title to such purchaser or purchasers, when so made by the Trustee acting, Mortgagor binds itself, its successors and assigns, to warrant and forever defend against the claims and demands of every person whomsoever lawfully claiming or to claim the same or any part thereof (such warranty to supersede any provision contained in this Deed of Trust limiting the liability of Mortgagor). The provisions of this Deed of Trust with respect to posting and giving notices of sale are intended to comply with the provisions of Section 51.002 of the Texas Property Code as in force and effect on the date hereof, and in the event the requirement for any notice under such Section 51.002 shall be eliminated or the prescribed manner of giving it shall be modified by future amendment to, or adoption of any statute superseding, such Section 51.002, the requirement for such particular notice shall be deemed stricken from or modified in of this Deed of Trust in conformity with such amendment or superseding statute, effective as of its effective date. The manner prescribed in this Deed of Trust for serving or giving any notice, other than that to be posted or caused to be posted by the Trustee acting, shall not be deemed exclusive but such notice or notices may be given in any other manner permitted by applicable law. Said sale shall forever be a bar against Mortgagor, its heirs, legal representatives, successors and assigns, and all other persons claiming under it. It is expressly agreed that the recitals in each conveyance to the purchaser shall be full evidence of the truth of the matters therein stated, and all lawful prerequisites to said sale shall be conclusively presumed to have been performed. Trustee may require minimum bids at any foreclosure sale and may cancel and abandon the sale if no bid is received equal to or greater than any such minimum bid.

Section 6.5 APPLICATION OF FORECLOSURE SALE PROCEEDS. The proceeds of any sale of the Mortgaged Property, and any rents and other amounts collected by Mortgagee from Mortgagee's holding, leasing, operating or making any other use of the Mortgaged Property, shall be applied by Mortgagee (or by the receiver, if one is appointed) to the extent that funds are available therefrom in the following order of priority:

      (a) TO EXPENSES AND SENIOR OBLIGATION PAYMENTS. First, to the payment of the costs and expenses of taking possession of the Mortgaged Property and of holding, maintaining, using, leasing, repairing, equipping, manning, improving, marketing and selling it, including (i) trustees' and receivers' fees; (ii) court costs; (iii) attorneys' and accountants' fees; (iv) costs of advertisement and brokers' commissions; and (v) payment of any and all Impositions, liens, security interests or other rights, titles or interests superior to the lien and security interest of this Deed of Trust, whether or not then due and including any prepayment penalties or fees and any accrued or required interest (except, in the case of foreclosure proceeds, those senior liens and security interests, if any, subject to which the Mortgaged Property was sold at such trustee's sale, and without in any way implying Mortgagee's consent to the creation or existence of any such prior liens);

      (b) TO OTHER OBLIGATIONS OWED TO MORTGAGEE. Second, to the payment of all amounts, other than the principal balance and accrued but unpaid interest, which may be due to Mortgagee under the Note or any other Credit Document, together with interest thereon as provided therein;

      (c) TO ACCRUED INTEREST ON THE DEBT. Third, to the payment of all accrued but unpaid interest due on the Debt;

      (d) TO DEBT PRINCIPAL. Fourth, to the payment of the principal balance on the Debt and the principal owing under this Deed of Trust and any other Credit Document, irrespective of whether then matured, and if it is payable in installments and not matured, then to the installments in such order as Mortgagee shall elect;

      (e) TO JUNIOR LIENHOLDERS. Fifth, to the extent funds are available therefor out of the sale proceeds or any rents and, to the extent known by Mortgagee, to the payment of any debt or obligation secured by a subordinate deed of trust on or security interest in the Mortgaged Property; and

      (f) TO MORTGAGOR. Sixth, to Mortgagor, its successors and assigns, or to whomsoever may be lawfully entitled to receive such proceeds.

Section 6.6 MORTGAGEE MAY REQUIRE ABANDONMENT AND RECOMMENCEMENT OF SALE. If the Trustee or his substitute or successor should commence the sale, Mortgagee may at any time before the sale is completed direct the Trustee to abandon the sale, and may at any time or times thereafter direct the Trustee to again commence foreclosure; or, irrespective of whether foreclosure is commenced by the Trustee, Mortgagee may at any time after an Event of Default institute suit for collection of the Debt or foreclosure of this Deed of Trust. If Mortgagee should institute suit for collection of the Debt or foreclosure of this Deed of Trust, Mortgagee may at any time before the entry of final judgment dismiss it and require the Trustee to sell the Mortgaged Property in accordance with the provisions of this Deed of Trust.

Section 6.7 MULTIPLE SALES; DEED OF TRUST CONTINUES IN EFFECT. No single sale or series of sales by the Trustee or by any substitute or successor and no judicial foreclosure shall extinguish the lien or exhaust the power of sale under this Deed of Trust except with respect to the items of property sold, nor shall it extinguish, terminate or impair Mortgagor's contractual obligations under this Deed of Trust, but such lien and power shall exist for so long as, and may be exercised in any manner by law or in this Deed of Trust provided as often as the circumstances require to give Mortgagee full relief under this Deed of Trust, and such contractual obligations shall continue in full force and effect until final termination of this Deed of Trust.

Section 6.8 MORTGAGEE MAY BID AND PURCHASE. Mortgagee shall have the right to become the purchaser at any sale made under this Deed of Trust, being the highest bidder, and credit given upon all or any part of the Debt shall be the exact equivalent of cash paid for the purposes of this Deed of Trust.

Section 6.9 SUCCESSOR OR SUBSTITUTE TRUSTEE. In case of absence, death, inability, refusal or failure of the Trustee in this Deed of Trust named to act, or in case he should resign (and he is hereby authorized to resign without notice to or consent of Mortgagor), or if Mortgagee shall desire, with or without cause, to replace the Trustee in this Deed of Trust named, or to replace any successor or substitute previously named, Mortgagee or any agent or attorney-in-fact for Mortgagee may name, constitute and appoint a successor and substitute trustee (or another one) without other formality than an appointment and designation in writing, which need not be acknowledged, filed or recorded to be effective, except only in those circumstances--if any--where acknowledgment, filing and/or recording is required by applicable law and such law also precludes Mortgagor from effectively waiving such requirement. Upon such appointment, this conveyance shall automatically vest in such substitute trustee, as Trustee, the estate in and title to all of the Mortgaged Property, and such substitute Trustee so appointed and designated shall thereupon hold, possess and exercise all the title, rights, powers and duties in this Deed of Trust conferred on the Trustee named and any previous successor or substitute Trustee, and his conveyance to the purchaser at any such sale shall be equally valid and effective as if made by the Trustee named in this Deed of Trust. Such right to appoint a substitute Trustee shall exist and may be exercised as often and whenever from any of said causes, or without cause, as aforesaid, Mortgagee or Mortgagee's agent or attorney-in-fact elects to exercise it.

Section 6.10 RIGHT TO RECEIVER. Upon the occurrence of an Event of Default or at any time after commencement of a Trustee's foreclosure sale or any legal proceedings under this Deed of Trust, Mortgagee may, at Mortgagee's election and by or through the Trustee or otherwise, make application to a court of competent jurisdiction for appointment of a receiver of the Property, as a matter of strict right, without notice to Mortgagor and without regard to the adequacy of the value of the Property for the repayment of the Debt, and Mortgagor hereby irrevocably consents to such an appointment. Any receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to possess, rent, maintain, repair and operate the Property upon such terms and conditions as may be approved by the court, and shall apply the rents realized in the same manner and order as foreclosure proceeds in accordance with SECTION
6.5 hereof.

Section 6.11 TENANTS AT WILL. Mortgagor agrees for itself and its heirs, legal representatives, successors and assigns, that if any of them shall hold possession of the Property or any part thereof subsequent to foreclosure hereunder, Mortgagor, or the parties so holding possession, shall become and be considered as tenants at will of the purchaser or purchasers at such foreclosure sale; and any such tenant failing or refusing to surrender possession upon demand shall be guilty of forcible detainer and shall be liable to such

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purchaser or purchasers for rental on said premises, and shall be subject to eviction and removal, forcible or otherwise, with or without process of law, all damages which may be sustained by any such tenant as a result thereof being hereby expressly waived.

Section 6.12 LIFTING OF AUTOMATIC STAY. In the event that Mortgagor or any other Obligor is the subject of any insolvency, bankruptcy, receivership, dissolution, reorganization or similar proceeding, federal or state, voluntary or involuntary, under any present or future law or act, Mortgagee is entitled to the automatic and absolute lifting of any automatic stay as to the enforcement of its remedies under the Credit Documents against the security for the Debt, including specifically the stay imposed by Section 362 of the United States Federal Bankruptcy Code, as amended. Mortgagor hereby consents to the immediate lifting of any such automatic stay, and will not contest any motion by Mortgagee to lift such stay. Mortgagor expressly acknowledges that the security for the Debt is not now and will never be necessary to any plan of reorganization of any type.

                                   ARTICLE 7
              MORTGAGEE'S RIGHT TO PERFORM MORTGAGOR'S OBLIGATIONS

Section 7.1 MORTGAGEE MAY ELECT TO PERFORM DEFAULTED OBLIGATIONS. If Mortgagor should fail to comply with any of its agreements, covenants or obligations under this Deed of Trust, the Note, or any other Credit Document, then Mortgagee (in Mortgagor's name or in Mortgagee's own name) may perform them or cause them to be performed for Mortgagor's account and at Mortgagor's expense, but shall have no obligation to perform any of them or cause them to be performed. Any and all expenses thus incurred or paid by Mortgagee shall be Mortgagor's obligations to Mortgagee due and payable on demand, or if no demand is sooner made, then they shall be due on or before four (4) years after the respective dates on which they were incurred, and each shall bear interest from the date Mortgagee pays it until the date Mortgagor repays it to Mortgagee, at the maximum nonusurious rate of interest from time to time permitted by whichever of applicable Texas or federal law from time to time permits the higher nonusurious interest rate (the "CEILING RATE"), or, only if applicable law imposes no maximum nonusurious rate, then at the same rate as is provided for in the Note or Securities Purchase Agreement for interest on past due principal (the "PAST DUE RATE"). At all times, if any, as the Texas Finance Code shall establish the Ceiling Rate for any purpose under this Deed of Trust, the Ceiling Rate shall be the "weekly ceiling" as defined in the Texas Finance Code from time to time in effect. Upon making any such payment or incurring any such expense, Mortgagee shall be fully and automatically subrogated to all of the rights of the person, corporation or body politic receiving such payment. Any amounts owing by Mortgagor to Mortgagee pursuant to this or any other provision of this Deed of Trust shall automatically and without notice be and become a part of the Debt and shall be secured by this and all other instruments securing the Debt. The amount and nature of any such expense and the time when it was paid shall be fully established by the affidavit of Mortgagee or any of Mortgagee's officers or agents or by the affidavit of any original, substitute or successor Trustee acting under this Deed of Trust. Without notice to Mortgagor or any other person or entity, the Ceiling Rate and the Past Due Rate shall automatically fluctuate upward and downward as and in any amount by which the maximum nonusurious rate of interest permitted by such applicable law and the rate of interest as provided for in the Note for interest on past due principal fluctuate, respectively.

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Section 7.2     EXERCISE OF RIGHTS IS NOT WAIVER OR CURE OF DEFAULT. The
exercise of the privileges granted to Mortgagee in this Article shall in no event be considered or constitute a cure of the default or a waiver of Mortgagee's right at any time after an Event of Default to declare the Debt to be at once due and payable, but is cumulative of such right and of all other rights given by this Deed of Trust, the Note and the Credit Documents and of all rights given Mortgagee by law.

                                   ARTICLE 8
                           TAX AND INSURANCE DEPOSITS

In addition to the Debt payments, promptly after Mortgagee requests it, Mortgagor agrees to deposit with Mortgagee each month an amount equal to one-twelfth (1/12) of the aggregate of (i) the next succeeding premiums (or payments in respect of them, if premiums are financed) on all insurance policies which Mortgagor is required by or pursuant to this Deed of Trust to maintain on the Property, and (ii) the amount of the next succeeding annual tax payments, assessment installments, maintenance charges and other Impositions to become due and payable with respect to the Property, as estimated by Mortgagee, plus, with the first of such monthly deposits, an additional month's share (a twelfth) of such premiums and taxes for each month less than twelve remaining before the next payment thereof falls due. At least fifteen (15) days before the date on which any such insurance premium (or payment in respect of it, if premiums are financed) or any of the Impositions must be paid to avoid delinquency, promptly after Mortgagee's request, Mortgagor agrees to deliver to Mortgagee a statement or statements showing the amount of the premium (or payment in respect of it, if premiums are financed) or Impositions required to be paid and the name and mailing address of the concern or authority to which it is payable and, at the same time, Mortgagor agrees to deposit with Mortgagee such amounts as will, when added to the amount of such deposits previously made and then remaining available for the purpose, be sufficient to pay such insurance obligations or Impositions. Mortgagee shall have the right to and will, if, as and when requested by Mortgagor to do so, apply such deposits in payment of such insurance obligations and Impositions.

                                   ARTICLE 9
                               ASSIGNMENT OF RENTS

Section 9.1 ASSIGNMENT OF RENTS, REVENUES, INCOME AND PROFITS. Mortgagor hereby assigns and transfers to Mortgagee all rents, revenues, income and profits ("RENTAL") payable under each Lease (hereinafter defined) now or at any time hereinafter existing, such assignment being upon the terms set forth in
SECTION 9.2 below. The term "LEASE" or "LEASES" means any oral or written agreement between Mortgagor and another person or entity to use or occupy all or any portion of the Property, together with any guaranties or security for the obligations of any tenant, lessee, sublessee or other person or entity having the right to occupy, use or manage any part of the Property under a Lease. Each time Mortgagor enters into a Lease, such Lease shall automatically become subject to this Article without further action.

Section 9.2 ASSIGNMENT IS ABSOLUTE; GRANT OF REVOCABLE LICENSE TO MORTGAGOR TO COLLECT RENTAL BEFORE AN EVENT OF DEFAULT. The transfer of Rental to Mortgagee shall be upon the following terms: (a) until receipt from Mortgagee of notice of the occurrence of an Event of Default, Mortgagor shall have the right under a retained and reserved license (but limited as provided herein) to collect Rental and each tenant may pay Rental directly to Mortgagor; but after

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

an Event of Default, Mortgagor's license shall automatically terminate and be revoked and to the extent Mortgagor collects any Rental thereafter accruing or paid, Mortgagor covenants to hold all such Rental in trust for the use and benefit of Mortgagee; (b) upon receipt from Mortgagee of notice that an Event of Default exists, each tenant is hereby authorized and directed to pay directly to Mortgagee all Rental thereafter accruing or payable and receipt of Rental by Mortgagee shall be a release of such tenant to the extent of all amounts so paid; (c) Rental so received by Mortgagee shall be applied by Mortgagee, first to the expenses, if any, of collection and then in accordance with SECTION 6.5 hereof; (d) without impairing its rights hereunder, Mortgagee may, at its option, at any time and from time to time, release to Mortgagor Rental so received by Mortgagee, or any part thereof; (e) Mortgagee shall not be liable for its failure to collect or its failure to exercise diligence in the collection of Rental, but shall be accountable only for Rental that it shall actually receive; and (f) the assignment contained in this Article shall terminate upon the release of this Deed of Trust, but no tenant shall be required to take notice of termination until a copy of such release shall have been delivered to such tenant. The assignment contained in this Article is intended to be absolute, unconditional and presently effective. It shall never be necessary for Mortgagee to institute legal proceedings of any kind whatsoever to enforce the provisions of this Article. It is agreed that any Rental retained and reserved by Mortgagor pursuant to the aforementioned license will not constitute a payment by the Mortgagor to Mortgagee of any portion of the Debt (and hence will not be credited to the Debt) until the Rental is actually paid to the Mortgagee and retained by the Mortgagee and then, in such event, the Rental so received shall be applied in accordance with this SECTION 9.2.

Section 9.3 REMEDIES. Should an Event of Default occur, Mortgagor agrees to deliver to Mortgagee possession and control of all Rental held by Mortgagor in trust for the benefit of Mortgagee. Mortgagor specifically agrees that Mortgagee may upon the occurrence of any Event of Default or at any time thereafter, personally or through an agent selected by Mortgagee, take--or have the Trustee take--possession and control of all or any part of the Property and may receive and collect all Rental theretofore accrued and all thereafter accruing therefrom until the final termination of this Deed of Trust or until the foreclosure of the lien of this Deed of Trust, applying so much thereof as may be collected before sale of the Property by the Trustee or judicial foreclosure of this Deed of Trust first to the expenses of Mortgagee incurred in obtaining the Rental and then applying the Rental so received in accordance with the provisions of
SECTION 6.5 hereof. Any such action by Mortgagee shall not operate as a waiver of the Event of Default in question, or as an affirmance of any Lease or of the rights of any tenant in the event title to that part of the Property covered by the Lease or held by the tenant should be acquired by Mortgagee or other purchaser at foreclosure sale. Mortgagee, Mortgagee's agent or the Trustee may use against Mortgagor or any other person such lawful or peaceable means as the person acting may see fit to enforce the collection of any such Rental or to secure possession of the Property, or any part of it and may settle or compromise on any terms as Mortgagee, Mortgagee's agent or the Trustee sees fit, the liability of any person or persons for any such Rental. In particular, Mortgagee, Mortgagee's agent or the Trustee may institute and prosecute to final conclusion actions of forcible entry and detainer, or actions of trespass to try title, or actions for damages, or any other appropriate actions, in the name of Mortgagee, Mortgagor, or the Trustee, and may settle, compromise or abandon any such actions as Mortgagee, Mortgagee's agent or the Trustee may see fit; and Mortgagor binds itself and its successors and assigns to take whatever lawful or peaceable steps Mortgagee, Mortgagee's agent or the Trustee may ask of it or any such person or concern so claiming to take for such purposes, including the

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

institution and prosecution of actions of the character above stated. However, neither Mortgagee, Mortgagee's agent nor the Trustee shall be obligated to collect any such Rental or be liable or chargeable for failure to do so. Upon any sale of the Property or any part thereof in foreclosure of the lien or security interest created by this Deed of Trust, such Rental so sold which thereafter accrues shall be deemed included in such sale and shall pass to the purchaser free and clear of the assignment made in this Article. Nothing in this
Section is intended to require the Mortgagee to institute any legal proceedings or engage in any self help remedies in order to make the absolute assignment of the Rental to Mortgagee operative.

Section 9.4 MORTGAGEE IN POSSESSION; NO LIABILITY OF MORTGAGEE. Mortgagee's acceptance of this assignment shall not, before entry upon and taking possession of the Property by Mortgagee, be deemed to constitute Mortgagee a "mortgagee in possession," nor obligate Mortgagee to appear in or defend any proceeding relating to any of the Leases or to the Property, take any action hereunder, expend any money, incur any expenses or perform any obligation or liability under the Leases, or assume any obligation under the Leases including the obligation to return any deposit delivered to Mortgagor by any tenant. Mortgagee shall not be liable for any injury or damage to person or property in or about the Property. Neither the collection of Rental due under the Leases herein described nor possession of the Property by Mortgagee shall render Mortgagee liable with respect to any obligations of Mortgagor under any of the Leases.

Section 9.5 ADDITIONAL COVENANTS, WARRANTIES AND REPRESENTATIONS CONCERNING LEASES AND RENTAL. Mortgagor covenants, warrants and represents that:

      (a) Neither Mortgagor nor any previous owner has entered into any prior oral or written assignment, pledge or reservation of the Rental, entered into any prior assignment or pledge of Mortgagor's landlord interests in any Lease or performed any act or executed any other instruments which might prevent or limit Mortgagee from operating under the terms and conditions of this Article;

      (b) Mortgagor has good title to the Leases and Rental hereby assigned and the authority to assign same, and no other person or entity has any right, title or interest in and to the landlord's interests therein;

      (c) All existing Leases are valid, unmodified and in full force and effect, except as indicated herein, and no default exists thereunder;

      (d) No Rental has been, nor does Mortgagor anticipate that any Rental will be, waived, released, discounted, set off or compromised, except as disclosed to Mortgagee in writing before the date hereof;

      (e) Except as disclosed to Mortgagee in writing before the date hereof, Mortgagor has not received any funds or deposits from any tenant for which credit has not already been made on account of accrued Rental;

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

      (f) Mortgagor shall (i) perform all of the terms and conditions of the Leases; (ii) upon Mortgagee's request, execute an additional assignment to Mortgagee of all Leases then affecting the Property and all Rental and other sums due thereunder by assignment(s) in form and substance satisfactory to Mortgagee; and (iii) at the request of Mortgagee, record such Leases and the assignment(s) thereof to Mortgagee. Mortgagor will not, without the prior written consent of Mortgagee, amend, modify, extend, renew, terminate, cancel or surrender any Lease or suffer or permit any of the foregoing, orally or in writing;

      (g) Mortgagor shall not execute any Lease unless the form of the Lease has been approved by Mortgagee and the tenant under such Lease and the terms of such Lease shall comply with leasing standards for the Property from time to time approved by Mortgagee in writing;

      (h) Mortgagor shall give immediate notice to Mortgagee of any notice Mortgagor received from any tenant or subtenant under any Leases specifying any claimed default by any party under such Leases;

      (i)   Mortgagor shall enforce the tenants' obligations under the Leases;

      (j) Mortgagor shall defend, at Mortgagor's expense, any proceeding pertaining to the Leases, including, if Mortgagee so requests, any such proceeding to which Mortgagee is a party;

      (k) Mortgagor shall neither create nor permit any encumbrance upon its interest as landlord under the Leases, except for this Deed of Trust and any other encumbrances permitted by this Deed of Trust;

      (l) Mortgagor shall not encumber or assign, or permit the encumbrance or assignment of, any Leases or Rental without the prior written consent of Mortgagee;

      (m) Mortgagor shall not waive or release any obligation of any tenant under the Leases without Mortgagee's prior written consent;

      (n) Each Lease executed after the date hereof shall contain a statement signed by the Mortgagor that such Lease is subject to this Deed of Trust;

      (o) Mortgagor shall from time to time furnish to Mortgagee, within thirty (30) days after demand therefor, true, correct and complete copies of all Leases or any portion of the Leases specified by Mortgagee; and

      (p)   Mortgagor shall not in any event collect any Rental more than one
(1) month in advance of the time it will be earned (and if Mortgagor does so, in addition to any other rights or remedies available by reason of such Event of Default, all Rental so collected more than one (1) month in advance of the time it is earned shall be delivered to Mortgagee to be applied to the Debt).

Section 9.6 MERGER. There shall be no merger of the leasehold estates created by the Leases with the fee or any other estate in the Property without the prior written consent of Mortgagee.

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

Section 9.7 REASSIGNMENT. By Mortgagee's acceptance of this Deed of Trust, it is understood and agreed that a full and complete release of this Deed of Trust shall operate as a full and complete reassignment to Mortgagor of the Mortgagee's rights and interests under this Article (subject to the automatic reinstatement provisions of SECTION 10.22 below).

Section 9.8 SUBORDINATION OF DEED OF TRUST TO LEASES. It is agreed and understood that Mortgagee hereby reserves the right and shall have the right, at any time and from time to time, without the consent or joinder of any other party, to subordinate this Deed of Trust and the liens, assignments and security interests created by this Deed of Trust to all or any of the Leases regardless of the respective priority of any of such Leases and this Deed of Trust. Upon doing so and filing evidence of such subordination in the real property records in the county or counties where the Real Property is located, a foreclosure of Mortgagee's liens, assignments and security interests under this Deed of Trust shall be subject to and shall not operate to extinguish any of said Leases as to which such subordination is operative.

                                   ARTICLE 10
                      GENERAL AND MISCELLANEOUS PROVISIONS

Section 10.1 SENIOR LIEN. If and only if EXHIBIT B to this Deed of Trust includes a description of an existing lien or liens (the "SENIOR LIENS") against any part of the Property which Mortgagee has agreed in writing may continue to burden it and remain unreleased, then, in that event only, only as to the portion of the Property covered by the Senior Liens, and for only so long as any balance remains unpaid on the debt (the "SENIOR LIEN DEBT") secured by the Senior Liens, the lien of this Deed of Trust is and shall be second, subordinate and inferior to the Senior Liens to the extent (but no further) that property covered by the Senior Liens is also covered by this Deed of Trust. Any default by Mortgagor in the timely payment of any sum due under the terms of the Senior Lien Debt, or any default under the provisions of any instrument evidencing, guaranteeing or securing or otherwise relating to the Senior Lien Debt, shall constitute an Event of Default authorizing Mortgagee, at its option (a) to accelerate maturity of the Debt and to cause the lien and security interests of this Deed of Trust to be foreclosed and (b) without waiving such rights of acceleration and foreclosure, to pay or perform the defaulted obligation for the account of Mortgagor and at Mortgagor's expense, and Mortgagee shall be deemed to have done so at Mortgagor's special instance and request and shall be fully subrogated to all the rights, liens, remedies, equities, superior title and benefits at any time held, owned, possessed and enjoyed by any holder of the Senior Lien Debt or any promissory note, bond or other papers evidencing it, to the greatest extent permitted by law, and all sums advanced and expenses incurred by Mortgagee in so doing shall constitute sums advanced pursuant to
SECTION 7.1 of this Deed of Trust.

Section 10.2 DEBT MAY BE CHANGED WITHOUT AFFECTING THIS DEED OF TRUST. Any of the Debt may be extended, rearranged, renewed, increased or otherwise changed in any way, and any part of the security described in this Deed of Trust or any other security for any part of the Debt may be waived or released without in anyway altering or diminishing the force, effect or lien of this Deed of Trust, and the lien, assignment and security interest granted by this Deed of Trust shall continue as a prior lien, assignment and security interest on all of the Property not expressly so released, until the final termination of this Deed of Trust.

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

Section 10.3 SECURITY IS CUMULATIVE. No other security now existing or hereafter taken to secure any part of the Debt or the performance of any obligation or liability whatever shall in any manner affect or impair the security given by this Deed of Trust. All security for any part of the Debt and the performance of any obligation or liability shall be taken, considered and held as cumulative.

Section 10.4 USURY NOT INTENDED; SAVINGS PROVISIONS. Notwithstanding any provision to the contrary contained in any Credit Document, it is expressly provided that in no case or event shall the aggregate of any amounts accrued or paid pursuant to this Deed of Trust which under applicable laws are or may be deemed to constitute interest ever exceed the maximum nonusurious interest rate permitted by applicable Texas or federal laws, whichever permit the higher rate. In this connection, Mortgagor and Mortgagee stipulate and agree that it is their common and overriding intent to contract in strict compliance with applicable usury laws. In furtherance thereof, none of the terms of this Deed of Trust shall ever be construed to create a contract to pay, as consideration for the use, forbearance or detention of money, interest at a rate in excess of the maximum rate permitted by applicable laws. Mortgagor shall never be liable for interest in excess of the maximum rate permitted by applicable laws. If, for any reason whatever, such interest paid or received during the full term of the applicable indebtedness produces a rate which exceeds the maximum rate permitted by applicable laws, Mortgagee shall credit against the principal of such indebtedness (or, if such indebtedness shall have been paid in full, shall refund to the payor of such interest) such portion of said interest as shall be necessary to cause the interest paid to produce a rate equal to the maximum rate permitted by applicable laws. All sums paid or agreed to be paid to Mortgagee for the use, forbearance or detention of money shall, to the extent required to avoid or minimize usury and to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the applicable indebtedness so that the interest rate thereon does not exceed the Ceiling Rate. The provisions of this Section shall control all agreements, whether now or hereafter existing and whether written or oral, between Mortgagor and Mortgagee.

Section 10.5 MORTGAGOR WAIVES ALL STAY, EXTENSION, APPRAISEMENT AND REDEMPTION RIGHTS. Mortgagor will not at any time insist upon or plead or in any manner whatever claim or take the benefit or advantage of any stay or extension law now or at any time hereafter in force in any locality where the Property or any part thereof may or shall be situated, nor will Mortgagor claim, take or insist on any benefit or advantage from any law now or hereafter in force providing for the valuation or appraisement of the Property or any part thereof before any sale or sales thereof to be made pursuant to any provision of this Deed of Trust, or to decree of any court of competent jurisdiction, nor after any such sale or sales made pursuant to any provision of this Deed of Trust, or to decree of any court of competent jurisdiction, nor after any such sale or sales will Mortgagor claim or exercise any right conferred by any law now or at any time hereafter in force to redeem the property so sold or any part of it, and Mortgagor hereby WAIVES all benefit and advantage of any such law or laws and WAIVES the appraisement of the Property or any part of it and covenants that Mortgagor will not hinder, delay or impede the execution of any power in this Deed of Trust granted and delegated to the Trustee or Mortgagee, but that Mortgagor will suffer and permit the execution of every such power as though no such law or laws had been made or enacted.

Section 10.6 SUBROGATION TO LIENS DISCHARGED. Mortgagor hereby agrees that Mortgagee shall be subrogated to all rights, titles, interests, liens, benefits, remedies, equities, superior title and security interests (the "SUBROGATED LIENS") owned, claimed or held as security for any debt or other obligation (the

"DISCHARGED OBLIGATIONS") directly or indirectly satisfied, discharged or paid with money or other property advanced by Mortgagee. Irrespective of any formal or informal acknowledgment of partial or complete satisfaction or release of the Discharged Obligations, the Subrogated Liens shall be continued, renewed, extended, brought forward and rearranged as security for the Debt in addition to and cumulative of the lien and security interest of this Deed of Trust. Foreclosure under this Deed of Trust shall constitute foreclosure of the Subrogated Liens.

Section 10.7 CONSTRUCTION MORTGAGE. If funds are to be advanced by Mortgagee against the Note as construction progresses on the Real Property, then this is a construction mortgage, as such term is defined in the Texas Business and Commerce Code, and such funds are to be used to pay the costs of such construction, which may with the express prior written consent of Mortgagee include the acquisition costs of the Real Property.

Section 10.8 DUE ON SALE. Mortgagor agrees that if, without Mortgagee's prior written consent, (a) any part of the Property or any interest either in the Property or in the beneficial equity ownership of any Mortgagor which is not a natural person (an "EQUITY INTEREST") should be directly or indirectly transferred, conveyed or mortgaged, voluntarily or involuntarily, absolutely or as security, or (b) Mortgagor should enter into any contractual arrangement to transfer, convey or mortgage any part of the Property or any interest either in the Property or in an Equity Interest, Mortgagee shall have the right and option (except only in those circumstances, if any, where the exercise of such right is expressly prohibited by applicable law and such law also precludes Mortgagor from effectively waiving such prohibition) to declare the Note or the entire amount of the Debt to be due and payable. Mortgagee shall have such right and option absolutely and irrespective of whether or not the transfer, conveyance or mortgage would or might (i) diminish the value of any security for the Debt;
(ii) increase the risk of default under this Deed of Trust; (iii) increase the likelihood of Mortgagee's having to resort to any security for the Debt after default; or (iv) add or remove the liability of any person or entity for payment of the Debt or performance of any covenant or obligation under this Deed of Trust. To exercise such right and option, Mortgagee shall give written notice to Mortgagor and to the person or entity to whom such property was transferred, conveyed or mortgaged that the Note or Debt has been declared due and payable and that Mortgagee demands that its maker pay it. If Mortgagee's consent to a proposed transfer, conveyance or mortgaging is requested, Mortgagee shall have the right (in addition to its absolute right to refuse to consent to any such transaction) to condition its consent upon satisfaction of any one or more of the following requirements: (1) that the interest rate(s) on all or any part of the Debt be increased to a rate which is then acceptable to Mortgagee; (2) that a reasonable transfer fee, in an amount determined by Mortgagee, be paid; (3) that a principal amount deemed appropriate by Mortgagee be paid against the Debt to reduce the ratio that the outstanding balance of the Debt bears to the value of the Property as determined by Mortgagee to a level which is then acceptable to Mortgagee; (4) that Mortgagor and each proposed transferee execute an assumption agreement and such other instruments as Mortgagee or its counsel shall reasonably require and in form and substance satisfactory to Mortgagee and its counsel; (5) that the proposed transferee's creditworthiness and experience in owning and operating similar properties be demonstrable and proven to Mortgagee's reasonable satisfaction to be at least as good as Mortgagor's and Mortgagor's managers' at the time each Note was first funded; (6) that the liability to Mortgagee of Mortgagor and all makers and guarantors of all or any part of the Debt will be confirmed by them in writing to be unaffected and unimpaired by such transfer, conveyance or mortgaging; and (7) that any existing or proposed junior mortgagee expressly subordinate to all liens and security interests securing the Debt as to both lien and payment right priority and consent to the proposed transaction in a writing addressed to Mortgagee.

Section 10.9 CONDEMNATION. If before final termination of this Deed of Trust, all or a portion of the Property is taken for public or quasi-public purposes, either through eminent domain or condemnation proceedings, by voluntary conveyance under threat of condemnation with Mortgagee's express written consent and joinder or otherwise, Mortgagor hereby agrees that any and all sums of money awarded or allowed as damages, payments in lieu of condemnation awards or otherwise to or for the account of the owner of the Property or any portion of it on account of such taking shall be paid and delivered to Mortgagee, and they are hereby assigned to Mortgagee, and shall be paid directly to Mortgagee. All proceeds of condemnation awards or proceeds of sale in lieu of condemnation with respect to the Property and all judgments, decrees and awards for injury or damage to the Property shall be applied, first, to reimburse Mortgagee or the Trustee for all costs and expenses, including reasonable attorneys' fees, incurred in connection with collection of such proceeds and, second, the remainder of said proceeds shall be applied, at the discretion of Mortgagee, to the payment of the Debt in the order determined by Mortgagee in its sole discretion, or paid out to repair or restore the Property so affected by such condemnation, injury or damage in the same manner as provided in SECTION 4.1(H) above. Mortgagor agrees to execute such further assignments of all such proceeds, judgments, decrees and awards as Mortgagee may request. Mortgagee is hereby authorized, in the name of Mortgagor, to execute and deliver valid acquittances for, and to appeal from, any such judgment, decree or award. Mortgagee shall not be, in any event or circumstances, liable or responsible for failure to collect, or exercise diligence in the collection of, any such proceeds, judgments, decrees or awards.

Section 10.10 APPRAISALS AND REPORTS TO BE PROVIDED. Mortgagee (by its officers, employees, directors or agents) at any time and from time to time, and at Mortgagor's sole cost and expense (to the extent not prohibited by applicable law), may contract for the services of an appraiser approved by Mortgagee in its sole discretion to perform a written appraisal of the Property (or such parts of it as are designated in Mortgagee's request). Any such appraisal may be performed at any time or times upon reasonable notice to Mortgagor, as long as it does not unreasonably interfere with Mortgagor's use of the Property. Specifically, any such appraiser is authorized to enter upon, and Mortgagor shall allow such appraiser access to, the Property as may be necessary in the opinion of such appraiser to perform its professional services. Mortgagor will also furnish such appraiser such historical and operational information regarding the Property as may be reasonably requested by such appraiser to facilitate preparation of an appraisal and will make available for meetings with such appraiser appropriate personnel having knowledge of such matters. Mortgagor will permit Mortgagee and its agents, independent contractors, representatives, employees and officers at all reasonable times to go upon, examine, inspect and remain on the Property for any lawful purpose and will furnish to Mortgagee on request all pertinent information in regard to the development, operation, use and status of the Property. Promptly upon Mortgagee's request, Mortgagor agrees, at Mortgagor's sole cost and expense (to the extent not prohibited by applicable law):

      (a) to cause an inspection and written appraisal of the Property (or such parts of it as are designated in Mortgagee's request) to be made by a qualified appraiser approved by Mortgagee; and

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

      (b) to cause to be conducted or prepared any other written report, summary, opinion, inspection, review, survey, audit or other professional service relating to the Property or any operations in connection with it (all as designated in Mortgagee's request), including any accounting, architectural, consulting, engineering, design, legal, management, pest control, surveying, toxic or hazardous materials survey, inspection, removal or cleanup work, title abstracting or other technical, managerial or professional service relating to the Property or its operations.

Mortgagee may elect to deliver any such request orally, by telegram, telex or telefax, by mail or by hand delivery addressed to Mortgagor as provided in the Introduction to this Deed of Trust or by any other legally effective method, and it may be given at any time and from time to time before the complete and final release and discharge of this Deed of Trust. Any amount to be paid under this Section by Mortgagor to Mortgagee shall be a demand obligation owing by Mortgagor to Mortgagee and shall bear interest from the date of expenditure at the Past Due Rate.

Section 10.11 NOTICES. Except where certified or registered mail notice is required by applicable law, service of any notice to Mortgagor required or permitted under this Deed of Trust shall be completed upon deposit of the notice, enclosed in a first class postage prepaid wrapper, properly addressed to Mortgagor at Mortgagor's address designated in the Introduction to this Deed of Trust (or if no address is so designated, or such address has changed, to Mortgagor's most recent address as shown by the records of Mortgagee) in a post office or official depository under the care and custody of the United States Postal Service, and the affidavit of any person having knowledge of the facts concerning such mailing shall be conclusive evidence of the fact of such service. Such method of giving notice shall not be exclusive, but instead any notice may be given to Mortgagor in any manner permitted or recognized by law.

Section 10.12 MORTGAGEE AND MORTGAGOR. The term "Mortgagee" as used in this Deed of Trust shall mean and include the holder or holders of the Debt from time to time, and upon acquisition of the Debt by any holder or holders other than the named Mortgagee, effective as of the time of such acquisition, the term "Mortgagee" shall mean all of the then holders of the Debt, to the exclusion of all prior holders not then retaining or reserving an interest in the Debt from time to time, whether such holder acquires the Debt through succession to or assignment from a prior Mortgagee. The term "Mortgagor, its successors and assigns" shall also include the heirs and legal representatives of each Mortgagor who is a natural person and the receivers, conservators, custodians and trustees of each Mortgagor, PROVIDED that no Mortgagor may assign or delegate any of its or his rights, interests or obligations under this Deed of Trust, the Note or any Credit Document without Mortgagee's express prior written consent, and any attempted assignment or delegation without it shall be void or voidable at Mortgagee's election.

Section 10.13 ARTICLE, SECTION AND EXHIBIT REFERENCES, NUMBERS AND HEADINGS. References in this Deed of Trust to Articles, Sections and Exhibits refer to Articles, Sections and Exhibits in and to this Deed of Trust unless otherwise specified. The Article and Section numbers, Exhibit designations and headings used in this Deed of Trust are included for convenience of reference only and shall not be considered in interpreting, applying or enforcing this Deed of Trust.

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

Section 10.14 EXHIBITS INCORPORATED. All exhibits, annexes, appendices and schedules referred to any place in the text of this Deed of Trust are hereby incorporated into it at that place in the text, to the same effect as if set out there VERBATIM.

Section 10.15 "INCLUDING" IS NOT LIMITING. Wherever the term "including" or a similar term is used in this Deed of Trust, it shall be read as if it were written, "including by way of example only and without in any way limiting the generality of the clause or concept referred to."

Section 10.16 GENDER. The masculine and neuter pronouns used in this Deed of Trust each includes the masculine, feminine and neuter genders.

Section 10.17 SEVERABILITY. If any provision of this Deed of Trust is held to be illegal, invalid or unenforceable under present or future laws, the legality, validity and enforceability of the remaining provisions of this Deed of Trust shall not be affected thereby, and this Deed of Trust shall be liberally construed so as to carry out the intent of the parties to it. Each waiver in this Deed of Trust is subject to the overriding and controlling rule that it shall be effective only if and to the extent that (a) it is not prohibited by applicable law and (b) applicable law neither provides for nor allows any material sanctions to be imposed against Mortgagee for having bargained for and obtained it.

Section 10.18 ANY UNSECURED DEBT IS DEEMED PAID FIRST. If any part of the Debt cannot lawfully be secured by this Deed of Trust, or if the lien, assignments and security interest of this Deed of Trust cannot be lawfully enforced to pay any part of the Debt, then and in either such event, at the option of Mortgagee, all payments on the Debt shall be deemed to have been first applied against that part of the Debt.

Section 10.19 NOUN, PRONOUN AND VERB NUMBERS. When this Deed of Trust is executed by more than one person, corporation, partnership, joint venture, trust or other legal entity, it shall be construed as though "Mortgagor" were written "Mortgagors" and as though the pronouns and verbs in their number were changed to correspond, and in such case, (a) each of Mortgagors shall be bound jointly and severally with one another to keep, observe and perform the covenants, agreements, obligations and liabilities imposed by this Deed of Trust upon the "Mortgagor"; (b) a release of one or more persons, corporations or other legal entities comprising "Mortgagor" shall not in any way be deemed a release of any other person, corporation or other legal entity comprising "Mortgagor"; and (c) a separate action hereunder may be brought and prosecuted against one or more of the persons, corporations or other legal entities comprising "Mortgagor" without limiting any liability of or impairing Mortgagee's right to proceed against any other person, corporation or other legal entity comprising "Mortgagor".

Section 10.20 HOMESTEAD DISCLAIMER. Mortgagor warrants and represents that at the time of execution and delivery of this Deed of Trust, no part of the Mortgaged Property forms any part of any property owned, used or claimed by Mortgagor or Mortgagor's spouse or children either as a residence or a business homestead, or as otherwise exempt from forced sale under the laws of the State of Texas or the United States.

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

Section 10.21 HOUSEHOLD GOODS NOT COVERED. If Mortgagee is a state or national bank and if any natural person executing this Deed of Trust is a "consumer" as defined in Regulation AA of the Board of Governors of the Federal Reserve System, no lien or security interest created or evidenced by this Deed of Trust shall extend to, cover or affect "household goods" as also defined therein and no waiver of the rights of Mortgagor contained in this or any other instrument shall extend to, or be effective as to, any right the waiver of which is prohibited by Regulation AA. If Mortgagee is not a state or national bank and if any natural person executing this Deed of Trust is a "consumer" as defined in 16 C.F.R. ss. 444.1(d), as amended, no lien or security interest created or evidenced by this Deed of Trust shall extend to, cover or affect "household goods" as defined in 16 C.F.R. ss. 444.1(a), as amended and no waiver of the rights of Mortgagor contained in this or any other instrument shall extend to, or be effective as to, any right the waiver of which is prohibited by 16 C.F.R ss. 444.

Section 10.22 PAYMENTS RETURNED. Mortgagor agrees that, if at any time all or any part of any payment previously applied by Mortgagee to the Debt is or must be returned by Mortgagee--or recovered from Mortgagee--for any reason (including the order of any bankruptcy court)), this Deed of Trust shall automatically be reinstated to the same effect as if the prior application had not been made, and, in addition, Mortgagor hereby agrees to indemnify Mortgagee against, and to save and hold Mortgagee harmless from any required return by Mortgagee--or recovery from Mortgagee--of any such payment because of its being deemed preferential under applicable bankruptcy, receivership or insolvency laws, or for any other reason.

Section 10.23 AMENDMENTS IN WRITING. This Deed of Trust shall not be changed orally but shall be changed only by agreement in writing signed by Mortgagor and Mortgagee. Any waiver or consent with respect to this Deed of Trust shall be effective only in the specific instance and for the specific purpose for which given. No course of dealing between the parties, no usage of trade and no parole or extrinsic evidence of any nature shall be used to supplement or modify any of the terms or provisions of this Deed of Trust.

Section 10.24 MORTGAGEE'S OFFSET RIGHTS. Mortgagee is hereby authorized at any time and from time to time, without notice to any person or entity (and Mortgagor hereby WAIVES any such notice) to the fullest extent permitted by law, to set-off and apply any and all monies, securities and other properties of Mortgagor now or in the future in the possession, custody or control of Mortgagee, or on deposit with or otherwise owed to Mortgagor by Mortgagee--including all such monies, securities and other properties held in general, special, time, demand, provisional or final accounts or for safekeeping or as collateral or otherwise (but excluding those accounts clearly designated as escrow or trust accounts held by Mortgagor for others unaffiliated with Mortgagor)--against any and all of Mortgagor's obligations to Mortgagee now or hereafter existing under this Deed of Trust, irrespective of whether Mortgagee shall have made any demand under this Deed of Trust. Mortgagee agrees to use reasonable efforts to promptly notify Mortgagor after any such set-off and application, PROVIDED that failure to give--or delay in giving--any such notice shall not affect the validity of such set-off and application or impose any liability on Mortgagee. Mortgagee's rights under this Section are in addition to other rights and remedies (including other rights of set-off) which Mortgagee may have.

Section 10.25 VENUE. This Deed of Trust is performable in Harris County, Texas, which shall be a proper place of venue for suit on or in respect of this Deed of Trust. Mortgagor irrevocably agrees that any legal proceeding in respect of this Deed of Trust shall be brought in the district courts of Harris County, Texas or the United States District Court for the Southern District of Texas,

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

Houston Division (collectively, the "SPECIFIED COURTS"). Mortgagor hereby irrevocably submits to the nonexclusive jurisdiction of the state and federal courts of the State of Texas. Mortgagor hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to any Credit Document brought in any Specified Court, and hereby further irrevocably waives any claims that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Mortgagor further irrevocably consents to the service of process out of any of the Specified Courts in any such suit, action or proceeding by the mailing of copies thereof by certified mail, return receipt requested, postage prepaid, to Mortgagor at its address as provided in this Deed of Trust or as otherwise provided by Texas law. Nothing herein shall affect the right of Mortgagee to commence legal proceedings or otherwise proceed against Mortgagor in any jurisdiction or to serve process in any manner permitted by applicable law. Mortgagor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. THIS DEED OF TRUST SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE APPLICABLE LAWS OF THE STATE OF TEXAS EXCEPT TO THE EXTENT (A) OF PROCEDURAL AND SUBSTANTIVE MATTERS RELATING ONLY TO THE CREATION, PERFECTION AND FORECLOSURE OF LIENS, AND ENFORCEMENT OF RIGHTS AND REMEDIES AGAINST THE MORTGAGED PROPERTY, WHICH MATTERS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, AND (B) THAT THE LAWS OF THE UNITED STATES OF AMERICA AND ANY RULES, REGULATIONS, OR ORDERS ISSUED OR PROMULGATED THEREUNDER, APPLICABLE TO THE AFFAIRS AND TRANSACTIONS ENTERED INTO BY MORTGAGEE, OTHERWISE PRE-EMPT TEXAS LAW, IN WHICH EVENT SUCH FEDERAL LAW SHALL CONTROL.

Section 10.26 ENTIRE AGREEMENT. This Deed of Trust embodies the entire agreement and understanding between Mortgagor and Mortgagee with respect to its subject matter and supersedes all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter. Mortgagor acknowledges and agrees that there is no oral agreement between Mortgagor and Mortgagee which has not been incorporated in this Deed of Trust.

Section 10.27 SUBROGATION. Mortgagor agrees that it shall never be entitled to be subrogated to any of Mortgagee's rights against any Obligor or any other person or entity or any collateral or offset rights held by Mortgagee for payment of the Debt until final termination of this Deed of Trust.

Section 10.28 RELEASE OF CLAIMS. MORTGAGOR HEREBY RELEASES, DISCHARGES AND ACQUITS FOREVER MORTGAGEE AND TRUSTEE AND THEIR OFFICERS, DIRECTORS, TRUSTEES, AGENTS, EMPLOYEES AND COUNSEL (IN EACH CASE, PAST, PRESENT OR FUTURE) FROM ANY AND ALL CLAIMS EXISTING AS OF THE DATE HEREOF (OR THE DATE OF ACTUAL EXECUTION HEREOF BY MORTGAGOR, IF LATER). AS USED HEREIN, THE TERM "CLAIM" SHALL MEAN ANY AND ALL LIABILITIES, CLAIMS, DEFENSES, DEMANDS, ACTIONS, CAUSES OF ACTION, JUDGMENTS, DEFICIENCIES, INTEREST, LIENS, COSTS OR EXPENSES (INCLUDING COURT COSTS, PENALTIES, ATTORNEYS' FEES AND DISBURSEMENTS, AND AMOUNTS PAID IN SETTLEMENT) OF ANY KIND AND CHARACTER WHATSOEVER, INCLUDING CLAIMS FOR USURY, BREACH OF CONTRACT, BREACH OF COMMITMENT, NEGLIGENT MISREPRESENTATION OR FAILURE TO ACT IN GOOD FAITH, IN EACH CASE WHETHER NOW KNOWN OR UNKNOWN, SUSPECTED OR

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

UNSUSPECTED, ASSERTED OR UNASSERTED OR PRIMARY OR CONTINGENT, AND WHETHER ARISING OUT OF WRITTEN DOCUMENTS, UNWRITTEN UNDERTAKINGS, COURSE OF CONDUCT, TORT, VIOLATIONS OF LAWS OR REGULATIONS OR OTHERWISE. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, MORTGAGOR HEREBY WAIVES ALL RIGHTS, REMEDIES, CLAIMS AND DEFENSES BASED UPON OR RELATED TO SECTIONS 51.003, 51.004 AND 51.005 OF THE TEXAS PROPERTY CODE, TO THE EXTENT THE SAME PERTAIN OR MAY PERTAIN TO ANY ENFORCEMENT OF THIS DEED OF TRUST.

                                   ARTICLE 11
                              ENVIRONMENTAL MATTERS

Section 11.1 CERTAIN DEFINITIONS. When used in this Article, the following capitalized terms shall have the meanings set forth below:

      (a) "ABOVEGROUND STORAGE TANK" means a nonvehicular device constructed of nonearthen materials located above the ground surface or above the floor of a structure that is below the ground and is designed to contain liquids.

      (b) "ACM" means asbestos or any material containing more than one percent (1%) asbestos (as determined under Environmental Laws) that is friable or which bears a risk of becoming friable if not abated.

      (c) "CERCLA" means the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. ss. 9601 ET. SEQ.

      (d) "COSTS" means all liabilities, losses, costs, damages, punitive damages, expenses, claims, loss of lien priority, diminution in value, attorneys' fees, experts' fees, consultants' fees, penalties, fines, obligations, judgments and disbursements, as well as expenses of Remediation and any other remedial, removal, response, abatement, cleanup, legal, investigative, monitoring, or record keeping costs and all expenses related thereto.

      (e)   "DISPOSAL" (or "DISPOSED") shall have the meaning specified in RCRA.

      (f) "ENVIRONMENTAL AUDIT" means a comprehensive analysis prepared by consultants approved by Mortgagee, the form, scope, and substance of which shall be acceptable to Mortgagee in its sole discretion of (i) Mortgagor's compliance with Environmental Laws, and (ii) Mortgagor's activities or any activities conducted at the Property for the purpose of determining whether there exists any condition that could give rise to any Environmental Claim against Mortgagor, the Property or any operator thereof.

      (g) "ENVIRONMENTAL CLAIM" means any claim; demand; action; cause of action; suit; loss; cost; damage; punitive damage; fine, penalty, expense, liability, criminal liability, judgment, governmental or private investigation relating to Remediation or compliance with Requirements of Environmental Laws; proceeding; lien; personal injury, or property damage, whether threatened, sought, brought or imposed, that is related to or that seeks to recover Costs related to, or seeks to impose liability regarding Mortgagor, the Property or operations conducted at the Property for (i) improper use or treatment of

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

wetlands, pinelands or other protected land or wildlife; (ii) noise; (iii) radioactive materials (including naturally occurring radioactive materials);
(iv) explosives; (v) pollution, contamination, preservation, protection, remediation or clean-up of the air, surface water, ground water, soil or wetlands; (vi) solid, gaseous or liquid waste generation, handling, discharge, release, threatened release, treatment, storage, disposal or transportation;
(vii) exposure of persons or property to Hazardous Substances and the effects thereof; (viii) the manufacture, processing, distribution in commerce, use, treatment, storage, disposal or Remediation of Hazardous Substances; (ix) injury to, death of or threat to the health or safety of any person or persons caused directly or indirectly by Hazardous Substances; (x) destruction caused directly or indirectly by Hazardous Substances or the release of any Hazardous Substance on any property (whether real or personal); (xi) the implementation of spill prevention and/or disaster plans relating to Hazardous Substances; (xii) community right-to-know and other disclosure laws or (xiii) maintaining, disclosing or reporting information to governmental authorities under any Environmental Law. The term "Environmental Claim" also includes any Costs incurred in responding to efforts to require Remediation and any claim based upon any asserted or actual breach or violation of any Requirements of Environmental Law, or upon any event, occurrence or condition as a consequence of which, pursuant to any Requirements of Environmental Law, (y) any owner, operator or person having any interest in the Property, including any mortgagee of the Property or the beneficiary of any deed of trust of the Property, shall be liable with respect to any Environmental Claim or otherwise suffer any loss or disability or (z) the Property shall be subject to any restriction on use, ownership or transferability. An "Environmental Claim" further includes a proceeding to issue, modify, revoke or terminate an Environmental Permit, or to adopt or amend a regulation to the extent that such a proceeding or occurrence attempts to redress violations of any applicable Environmental Permit or will materially impair the value of any security for the Debt, the prospects for timely repayment of the Debt, Mortgagor's current financial condition or Mortgagor's ability to conduct its business operations or to continue in business as a going concern.

      (h) "ENVIRONMENTAL LAWS" means the laws described on EXHIBIT C attached hereto and incorporated herein for all purposes and any and all other laws, rules, regulations, ordinances, orders or guidance documents now or hereafter in effect of any federal, state or local executive, legislative, judicial, regulatory or administrative agency, board or authority or any judicial or administrative decision relating thereto that relate to (i) wetlands, pinelands or other protected land or wildlife species; (ii) noise; (iii) radioactive materials (including naturally occurring radioactive materials); (iv) explosives; (v) pollution, contamination, preservation, protection, or clean-up of the air, surface water, ground water, soil or wetlands; (vi) solid, gaseous or liquid waste generation, handling, discharge, release, threatened release, treatment, storage, disposal or transportation; (vii) exposure of persons or property to Hazardous Substances and the effects thereof; (viii) injury to, death of or threat to the safety or health of employees and any other persons;
(ix) the manufacture, processing, distribution in commerce, use, treatment, storage, disposal or Remediation of Hazardous Substances; (x) destruction, contamination of, or the release onto any property (whether real or personal) directly or indirectly connected with Hazardous Substances; (xi) the implementation of spill prevention and/or disaster plans relating to Hazardous Substances; (xii) community right-to-know and other disclosure laws; or (xiii) maintaining, disclosing or reporting information to governmental authorities under any Environmental Law.

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

      (i) "ENVIRONMENTAL PERMITS" means any permit, license, registration, waste identification number, approval or other authorization relating to Mortgagor, Mortgagor's business or operations, or the Property required by any Environmental Law.

      (j) "HAZARDOUS SUBSTANCES" means (i) those substances included within the statutory and/or regulatory definitions of "hazardous substance," "hazardous waste," "extremely hazardous substance," "regulated substance," "contaminant," "hazardous materials" or "toxic substances," under any Environmental Law, (ii) those substances listed in 49 C.F.R. 172.101 and in 40 C.F.R. Part 302; (iii) any material, waste or substance which is (A) petroleum, oil or a fraction thereof, (B) ACM, (C) polychlorinated biphenyls, (D) formaldehyde, (E) designated as a "hazardous substance" pursuant to 33 U.S.C. ss. 1321 or listed pursuant to 33 U.S.C. ss. 1317; (F) explosives or (G) radioactive materials (including naturally occurring radioactive materials); (iv) Solid Wastes that pose imminent and substantial endangerment to health or the environment; (v) any material, waste or substance designated, classified or regulated as a "hazardous material," "hazardous substance," "toxic substance" or as a "Class I" or "Class II" waste under Title 31 of the Texas Administrative Code, or under any other Texas law or under any regulation promulgated under any such laws; (vi) radon gas in an ambient air concentration exceeding four picocuries per liter (4 pCi/l); (vii) such other substances, materials, or wastes that are or become classified or regulated as hazardous or toxic under any federal, state or local law or regulation; and (viii) any Underground Storage Tank. For the purposes of this definition, Hazardous Substances shall not include any substance of a nature, quantity or concentration that is customarily used, stored or disposed as part of or incidental to the operation and maintenance of the Property in the ordinary course of Mortgagor's business currently conducted (or currently contemplated to be conducted following completion of construction of improvements, if applicable) at the Property so long as (x) such use, storage or disposal complies fully with applicable Environmental Laws and good and safe business practice; (y) any disposal takes place in accordance with applicable Environmental Laws at disposal facilities and locations other than the Property and which are fully permitted in accordance with Environmental Laws; and (z) such use, storage or disposal does not require Mortgagor, any agent or employee of Mortgagor or any operator of the Property to have a hazardous waste generator identification number or any other Environmental Permit based primarily on or related primarily to the Hazardous Substance in question.

      (k) "MORTGAGEE INDEMNITEES" means Mortgagee, any subsequent holder or owner of the Note or any interest in it, any affiliate, successor, assign or subsidiary of Mortgagee and each of their shareholders, directors, officers, employees, counsel, agents and contractors, and the Trustee and all successor or substitute trustees, as well as their respective heirs and personal and legal representatives.

      (l) "RCRA" means the Resource Conservation and Recovery Act, 42 U.S.C. ss.ss. 6901, ET. SEQ.

      (m) "RELEASE" (or "RELEASED") shall have the meaning specified in CERCLA.

      (n) "REMEDIATION" means any action necessary to ensure compliance with the Requirements of Environmental Law including (i) the removal and disposal or containment (if containment is practical under the circumstances and is permissible within Requirements of Environmental Law) or monitoring of any and all Hazardous Substances at the Property; (ii) the taking of reasonably necessary precautions to protect against the release or threatened release of Hazardous Substances at, on, in, about, under, within or near the air, soil, surface water, groundwater or soil vapor at the Property or any public domain affected by the Property or any surrounding areas thereof; (iii) any action necessary to mitigate the usurpation of wetlands, pinelands or other protected land or reclaim the same or to protect and preserve wildlife species; (iv) any action necessary to meet the requirements of an Environmental Permit; or (v) any other action reasonably required to satisfy Requirements of Environmental Law imposed upon Mortgagor, the Property and/or any operation thereon.

      (o) "REQUIREMENTS OF ENVIRONMENTAL LAW" means all requirements, conditions, restrictions or stipulations of Environmental Laws imposed upon or related to Mortgagor, the Property and/or any operation conducted on the Property.

      (p)   "SOLID WASTE" shall have the meaning ascribed to it in RCRA.

      (q) "UNDERGROUND STORAGE TANK" shall have the meaning ascribed to it in RCRA.

Notwithstanding the foregoing, if any Environmental Law is amended so as to broaden the meaning of any term defined in it, such broader meaning shall apply subsequent to the effective date of such amendment. Where a defined term in this Article derives its meaning from a statutory reference, for the purposes of this Article any regulatory definition promulgated pursuant to the applicable statute shall be deemed to be applicable to the extent its definition is broader than the statutory reference and any reference or citation to a statute or regulation shall be deemed to include any amendments to that statute or regulation and judicial and administrative interpretations of it. To the extent that the laws or regulations of the State of Texas establish a meaning for a term defined in this Article through reference to federal Environmental Law that is broader than the meaning specified in such federal Environmental Law, such broader meaning set forth in the state Environmental Law shall apply. Any specific references to a law shall include any amendments to it promulgated from time to time.

Section 11.2 ENVIRONMENTAL REPRESENTATION AND WARRANTIES. Mortgagor represents and warrants that, except as disclosed by an Environmental Audit:

      (a) PRESENCE OF HAZARDOUS SUBSTANCES. There do not exist any Hazardous Substances on the Property or any property contiguous to the Property;

      (b) ON-SITE RELEASE OF HAZARDOUS SUBSTANCES. There has been no spill, release, threatened release, discharge or disposal of Hazardous Substances that have occurred or are presently occurring on or onto the Property or from any adjacent properties;

      (c) OFF-SITE RELEASE OF HAZARDOUS SUBSTANCES. There has been no spill, release, threatened release, discharge or disposal of Hazardous Substances that has occurred or is presently occurring (i) on any tract neighboring the Property or (ii) off the Property as a result of any construction on or operation or use of the Property;

      (d) ENVIRONMENTAL CLAIMS. There are no presently existing or threatened Environmental Claims.

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

      (e) COMPLIANCE WITH REQUIREMENTS OF ENVIRONMENTAL LAW. There has been no failure by Mortgagor or, to the best of Mortgagor's knowledge, any predecessor in interest to Mortgagor, to comply with all applicable Requirements of Environmental Laws relating to Mortgagor, Mortgagor's operations, the Property and Mortgagor's manufacture, processing, distribution, use, treatment, generation, recycling, reuse, sale, storage, handling, transportation or disposal of any Hazardous Substance and Mortgagor is not aware of any facts or circumstances which could materially impair such compliance with all applicable Environmental Laws.

      (f) ENVIRONMENTAL PERMITS. Mortgagor is not currently and, to the best of Mortgagor's knowledge, no predecessor in interest to Mortgagor was required to obtain any Environmental Permit to construct, demolish, renovate, occupy, operate or use any buildings, improvements, fixtures or equipment forming a part of the Property that have not been obtained and fully disclosed to Mortgagee.

      (g) DISCLOSURE TO GOVERNMENTAL AUTHORITY. The present and past uses of the Property satisfy all Requirements of Environmental Laws and Mortgagor is aware of no fact or circumstance which upon disclosure to any governmental authority would render this representation to be false or misleading in any respect.

      (h) ACM, UNDERGROUND STORAGE TANKS AND ABOVEGROUND STORAGE TANKS. There is no ACM, Aboveground Storage Tank or Underground Storage Tank located on, in (including, with respect to ACM, within building materials) or about the Property nor has any ACM, Aboveground Storage Tank or Underground Storage Tank at any time been removed from the Property. Each Aboveground Storage Tank and Underground Storage Tank located on, in or about the Property has been registered with the Texas Commission on Environmental Quality, all registration/facility fees for each such Aboveground Storage Tank and Underground Storage Tank have been fully paid and any release or leak with respect to each such Aboveground Storage Tank and Underground Storage Tank has been reported to and confirmed by the Texas Commission on Environmental Quality.

      (i) NOTICE OF ENVIRONMENTAL CLAIM. There are no liens affecting Mortgagor, the Property or, to the best of Mortgagor's knowledge, any real property contiguous to the Property arising out of or in connection with Environmental Claim and Mortgagor has not received any summons, directive, citation, notice, letter or other communication, whether written or oral, from any governmental authority or any other person concerning any intentional or unintentional action or omission by Mortgagor or any other person which may result in an Environmental Claim or a breach of any Requirement of Environmental Law with regard to Mortgagor or the Property.

Section 11.3 ENVIRONMENTAL COVENANTS. Mortgagor agrees and covenants as follows:

      (a) NOTICE TO MORTGAGEE. Mortgagor shall notify Mortgagee in writing within three (3) business days upon receipt by Mortgagor from any person of any inquiry, notice, claim, charge, cause of action or demand relating to Requirements of Environmental Laws or an Environmental Claim, including any notice of inspection or assertion of noncompliance with Requirements of Environmental Laws, stating the basis of such inquiry or notification. Mortgagor shall promptly deliver to Mortgagee any and all documentation or records as Mortgagee may request in connection with such notice or inquiry, and shall keep Mortgagee advised of any subsequent developments at all times.

      (b) COMPLIANCE WITH PERMITS. Mortgagor will obtain, comply with and properly maintain all Environmental Permits required for the Property and any operations conducted thereon.

      (c) COMPLIANCE WITH REQUIREMENTS OF ENVIRONMENTAL LAWS. Mortgagor will not do or permit anything that will cause Mortgagor or the Property to be in violation of any Requirements of Environmental Laws, or do or permit anything to be done that might subject Mortgagor or the Property to any Remediation obligations that would materially and adversely affect the financial condition of Mortgagor or the value or marketability of the Property or to any enforcement actions under any Environmental Laws or any other Environmental Claim.

      (d) REMEDIATION. If any release of Hazardous Substances should exist or occur at the Premises or if Mortgagor should be ordered or directed by any governmental authority or any other person to undertake Remediation of any Hazardous Substances at the Property or take any other action to satisfy Requirements of Environmental Law, Mortgagor, at no cost or expense to the Mortgagee Indemnitees, shall comply with all Environmental Laws, conduct and complete all required sampling, testing and monitoring and undertake such Remediation promptly upon discovery or notice thereof and thereafter diligently and continuously pursue such Remediation, completing each element, phase or stage of it within each applicable period established by any person, agency or bureau empowered to enforce any applicable Environmental Law (or if no such period or schedule is established, in accordance with a reasonable schedule consistent with prudent business practice taking into account potentially adverse effects to the environment and individuals' health and safety), but in any case before any lien is created on the Property. If Mortgagor undertakes any Remediation, or causes it to be undertaken, Mortgagor shall conduct and complete such Remediation (i) in compliance with Requirements of Environmental Laws, (ii) in accordance with the directives and orders of all appropriate federal, state and local governmental authorities and (iii) in accordance with sound business practice taking into account potentially adverse effects to the environment and individuals' health and safety.

      (e) PROSPECTIVE OBLIGATIONS. If any Remediation fails to comply with Requirements of Environmental Laws because of changes to said Environmental Laws, Mortgagor shall promptly undertake such Remediation and other work as is necessary to comply with the then-current Environmental Laws in the manner set forth in this Section.

      (f) ENVIRONMENTAL AUDITS. Upon Mortgagee's request, at any time and from time to time, Mortgagor will provide, at no cost or expense to the Mortgagee Indemnitees, an Environmental Audit; PROVIDED, that unless required by any governmental authority, Mortgagee may not request more than one (1)

Environmental Audit in any twelve (12) calendar month period. Any fundings remaining to be made of the Debt shall be expressly conditioned upon receipt and approval of the Environmental Audit and Mortgagee being satisfied that it has disclosed no fact or circumstance which causes Mortgagor to be in default under this Article. If Mortgagor fails to provide an Environmental Audit within thirty
(30) days after Mortgagee's written request, Mortgagee may order one, and Mortgagor grants to Mortgagee and its agents, employees, contractors and consultants access to the Property and a license to perform such inspections and tests as are reasonable under the circumstances. At Mortgagee's option, the cost of such inspections and tests actually incurred by Mortgagee shall be payable by Mortgagor to Mortgagee upon demand.

      (g) ASBESTOS CONTAINING MATERIALS. Mortgagor will not install any ACM or permit any ACM to be installed in or introduced onto the Property; and if any ACM exists in or on the Property, whether installed by Mortgagor or others, Mortgagor will, at no cost or expense to the Mortgagee Indemnitees, remove it (or if removal is prohibited by law or in Mortgagor's reasonable judgment is impractical, take whatever action is required by law or reasonably necessary to mitigate adverse impact to the environment and individuals' health and safety, including encapsulation of the ACM or implementation of an operation and maintenance program).

Section 11.4    ENVIRONMENTAL INDEMNITY.

      (a) SCOPE OF INDEMNITY. Mortgagor hereby agrees, jointly and severally, unconditionally, absolutely and irrevocably, to indemnify, defend and hold harmless each Mortgagee Indemnitee from and against any Costs which at any time or from time to time may be claimed, suffered or incurred in connection with any Environmental Claim, the violation of any Requirements of Environmental Law, the breach of any representation or warranty of Mortgagor set forth herein or the failure of Mortgagor to perform any obligation herein required to be performed by Mortgagor. Such indemnification obligations are herein called the "ENVIRONMENTAL INDEMNIFICATIONS."

      (b) SURVIVAL OF INDEMNITY. The provisions of and undertakings and indemnifications set out in this Article shall survive foreclosure of this Deed of Trust or acceptance of the Property by Mortgagee in lieu of foreclosure, the payment of the Debt and satisfaction and release of this Deed of Trust and shall thereafter continue to be the personal liability, obligation and indemnification of Mortgagor, binding upon Mortgagor.

      (c) MORTGAGOR'S LIABILITY. Mortgagor's liability under the indemnification provisions contained in this Article shall accrue upon the earlier of an Environmental Claim being asserted against any Mortgagee Indemnitee or upon a Mortgagee Indemnitee's receipt of notice or acquiring knowledge of any of the events specified in SECTION 11.4(A) hereof. In no event shall any Mortgagee Indemnitee be required to make any expenditure or bring any cause of action to enforce Mortgagor's obligations and liability under and pursuant to the indemnifications set forth in this Article. In addition, actual threatened action by governmental authority is not a condition or prerequisite to Mortgagor's obligations under this Agreement. Within five (5) days after notification from Mortgagee supported by reasonable documentation setting forth the nature of the Environmental Claim, Mortgagor, at no cost or expense to Mortgagee Indemnitees, shall diligently commence resolution of the Environmental Claim in a manner reasonably acceptable to Mortgagee and shall diligently and timely prosecute such resolution to completion. Provided, however, with respect to those claims that may be satisfied by payment of a liquidated sum of money, Mortgagor shall promptly pay the amount so claimed (to the extent supported by reasonable documentation). If Remediation is required, the provisions of SECTION 11.3(D) above shall control and if litigation or any administrative proceeding is commenced the provisions of SECTION 11.4(H) below shall control.

      (d) EFFECT OF NEGLIGENCE. MORTGAGOR SHALL INDEMNIFY THE MORTGAGEE INDEMNITEES REGARDLESS OF WHETHER THE ACT, OMISSION, FACTS, CIRCUMSTANCES OR CONDITIONS GIVING RISE TO SUCH INDEMNIFICATION WERE CAUSED IN WHOLE OR IN PART BY MORTGAGEE'S (OR ANY MORTGAGEE INDEMNITEE'S) SIMPLE (BUT NOT GROSS) NEGLIGENCE.

      (e) BURDEN OF PROOF. Notwithstanding any provision contained to the contrary in this Deed of Trust or any of the other Credit Documents, Mortgagor shall bear the burden of proof by preponderance of the evidence that the indemnification contained in this Article is inapplicable to any claim or assertion made hereunder.

      (f) INCONSISTENT PROVISIONS. The provisions of this Article shall govern and control over any inconsistent provision of the Credit Documents, including any exculpatory or non-recourse provisions contained in any of them.

      (g) PAYMENT OF ATTORNEYS' FEES. If at any time any Mortgagee Indemnitee employs counsel for advice or other representation (i) with respect to this Article; (ii) except as otherwise expressly provided herein, to represent any such Mortgagee Indemnitee in any litigation, contest, dispute, suit or proceeding (whether instituted by a Mortgagee Indemnitee, Mortgagor or any other party) in any way or respect relating to this Article; (iii) to evaluate the existence of an Environmental Claim hereunder; (iv) to defend an Environmental Claim; or (v) to enforce Mortgagor's obligations hereunder, then and in any of such events, all of such Mortgagee Indemnitee's reasonable attorneys' fees and expenses arising from such services and all expenses, costs and charges in any way or respect arising in connection therewith or relating thereto shall be paid by Mortgagor to Mortgagee on demand.

      (h) APPOINTMENT OF COUNSEL. If any Environmental Claim shall be brought against any Mortgagee Indemnitee, then after notification to Mortgagor thereof as provided in SECTION 11.4(C) above, Mortgagor shall be entitled to participate in all related proceedings and negotiations and to assume the defense thereof at the expense of Mortgagor with counsel reasonably acceptable to Mortgagee and to settle and compromise any such claim or action; PROVIDED, that Mortgagee may elect to be represented by separate counsel, at Mortgagor's expense, and if Mortgagee so elects, any settlement or compromise shall be effected only with the consent of Mortgagee, which consent shall not be unreasonably withheld. Mortgagor's right to participate in the defense or response to any Environmental Claim should not be deemed to limit or otherwise modify its obligations under this Article.

      (i) PAYMENT ON DEMAND. Mortgagor shall make any payment required to be made under this Article in cash and on demand.

      (j) INTEREST ON INDEMNIFIED SUMS. Any Costs and other payments required to be paid by Mortgagor under this Article which are not paid within five (5) business days of receipt by Indemnitor of Mortgagee's demand therefor shall thereafter be deemed "Delinquent." In addition to all other rights and remedies of Mortgagee against Mortgagor provided herein, under the other Credit Documents or under any applicable law, Mortgagor shall pay to Mortgagee immediately upon demand interest at the Past Due Rate from the date such payment becomes Delinquent to the date of payment of such Delinquent sums.

      (k) SUBROGATION OF INDEMNITY RIGHTS. Mortgagee shall be subrogated to any rights Mortgagor may have under any indemnifications from any present, future or former owners, tenants or other occupants or users of the Property or any other person relating to the matters covered by this Article.

      (l) MERGER, CONSOLIDATION OR SALE OF ASSETS. Without limiting any other provision of this Deed of Trust, in the event of a dissolution of Mortgagor or the disposition of all or substantially all of Mortgagor's assets to one or more persons or entities, the surviving entity or transferee of assets as the case may be shall deliver to Mortgagee an acknowledged instrument in recordable form specifically assuming all obligations, covenants and responsibilities of Mortgagor under this Article.

      (m) SURVIVAL OF PROVISIONS. The representations, warranties and covenants and indemnities of Mortgagor set forth in this Article shall continue in effect and, to the extent permitted by law, shall survive the transfer of the Property pursuant to foreclosure proceedings (whether judicial or nonjudicial), by deed in lieu of foreclosure or otherwise. Mortgagor acknowledges and agrees that its covenants and obligations under this Article are separate and distinct from its other obligations under the Credit Documents.

Section 11.5 RELEASES. Notwithstanding anything to the contrary contained in this Deed of Trust, in the event that any Underground Storage Tank or any of the Collateral (exclusive of any real property interest or fixtures deemed to be a part of any realty) contains or has been contaminated by or releases or discharges any Hazardous Substance, Mortgagee may from time to time and at any time, and without the necessity for any notice to or consent by Mortgagor or any other person or entity, release such Underground Storage Tank and/or such Collateral from the lien and security interests of this Deed of Trust.

UNDERGROUND STORAGE TANK NOTICE TO PURCHASERS. In accordance with 30 TAC ss.334.9, Mortgagee, Mortgagor and Trustee, each of whose address is set forth in this Deed of Trust, hereby notify and advise each purchaser of any part of the Property pursuant to the rights and powers granted under this Deed of Trust that there exists on the Real Property no Underground Storage Tank(s). The Real Property has not been designated under any Facility Number.

      EXECUTED effective as of October 27, 2006.

                                        MORTGAGOR:

                                        MEMS USA, INC.

                                        By: /s/ James A. Latty
                                            ----------------------
Attached:

Exhibit A--Property Description
Exhibit B--Existing Encumbrances
Exhibit C--Environmental Laws

               NOTICE PURSUANT TO TEX. BUS. & COMM. CODE SS.26.02


      THIS DEED OF TRUST AND THE OTHER CREDIT DOCUMENTS TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                        MORTGAGOR:

                                        MEMS USA, INC.
                                        --------------



                                        By: /s/ James A. Latty
                                            -----------------------




                                        MORTGAGEE:

                                        GCA STRATEGIC INVESTMENT FUND LIMITED


                                        By: /s/ Lewis N. Lester
                                            -------------------

THE STATE OF _________     ss.
                           ss.
COUNTY OF ____________     ss.


      This instrument was acknowledged before me on this ___ day of October __, 2006, by ______________, ____________ of ______________________, a
_____________________, on behalf of said ______________.


                                ------------------------------------------------
                                Notary Public in and for the State of Texas
                                Name printed:
                                             -----------------------------------
                                My Commission Expires:
                                                      --------------------------

                                    Exhibit A
                                    ---------

                              Property Description
                              --------------------























                                    EXHIBIT A
                                       to
                                  Deed of Trust

                                    Exhibit B
                                    ---------

                              Permitted Exceptions
                              --------------------


1.    The following restrictive covenants of record itemized below:

2.    The following matters:























                                    EXHIBIT B
                                       to
                                  Deed of Trust

                                    Exhibit C
                                    ---------

                               Environmental Laws
                               ------------------


Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. ss.ss. 9601 ET SEQ. as amended by the Superfund Amendments and Reauthorization Act of 1986.

Toxic Substances Control Act, 15 U.S.C. ss. 2601 ET SEQ.

Clean Water Act, 33 U.S.C. ss. 1251 ET SEQ., as amended by the Oil Pollution Act of 1990, Pub.L. No. 101-380, 104 Stat. 484 (1990).

Safe Drinking Water Act, 42 U.S.C. ss.ss. 300f-300j.

Clean Air Act, 42 U.S.C. ss. 7401 ET SEQ.

Resource Conservation and Recovery Act of 1976, 42 U.S.C. ss.ss. 6901 ET. SEQ.

The Oil Pollution Act of 1990, Pub.L. No. 101-380, 104 Stat. 484 (1990).

Hazardous Materials Transportation Act, 49 U.S.C. ss. 1801 ET SEQ.

Williams-Steiger Occupational Safety and Health Act

Texas Water Code

Texas Health and Safety Code

Texas Natural Resources Code

Statewide Rules for Oil, Gas and Geothermal Operations (promulgated by the Railroad Commission of Texas).

The laws cited above shall be deemed to include any amendments to them and regulations promulgated under them from time to time.




                                    EXHIBIT C
                                       to
                                  Deed of Trust